SEC. File Nos. 2- 50700
                                                      811-2444

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM N-1A
                       Registration Statement
                               Under
                     the Securities Act of 1933
                   Post-Effective Amendment No. 41

                                and

                      Registration Statement
                              Under
                 The Investment Company Act of 1940
                         Amendment No. 22

                  THE BOND FUND OF AMERICA, INC.
       (Exact Name of Registrant as specified in charter)

                     333 South Hope Street
                  Los Angeles, California 90071
              (Address of principal executive offices)

        Registrant's telephone number, including area code:
                         (213) 486-9200


                       JULIE F. WILLIAMS
                     333 South Hope Street
                  Los Angeles, California 90071
              (name and address of agent for service)


                           Copies to:
                   ROBERT E. CARLSON, ESQ.
              PAUL, HASTINGS, JANOFSKY & WALKER LLP
                      555 S. Flower Street
                   Los Angeles, CA 90071-2371
                  (Counsel for the Registrant)


The Registrant has filed a declaration pursuant to rule 24f-2 registering an indefinite number of shares under the Securities Act of 1933. On February 25, 1997, it filed its 24f-2 notice for fiscal 1996

                 Approximate date of proposed public offering:
It is proposed that this filing become effective on March 1, 1997, pursuant to paragraph (a) of rule 485.

                      THE BOND FUND OF AMERICA, INC.
                            CROSS REFERENCE SHEET

Item Number of                                  Captions in Prospectus (Part "A")
Part "A" of Form N-1A


1.    Cover Page                                Cover Page
2.    Synopsis                                  Expenses
3.    Condensed Financial Information           Financial Highlights; Investment Results
4.    General Description of Registrant         Investment  Policies and Risks
5.    Management of the Fund                    Financial Highlights;
6.    Capital Stock and Other Securities        Investment Policies and Risks;  Securities
                                                and Investment Techniques; Fund Organization
                                                and Management; Dividends, Distributions and Taxes
7.    Purchase of Securities Being Offered      Purchasing Shares; Other Important Things to Remember
8.    Redemption or Repurchase                  Selling Shares
9.    Legal Proceedings                         N/A


Item Number of                                  Captions in Statement of
Part "B" of Form N-1A                           Additional Information (Part "B")


10.   Cover Page                                Cover
11.   Table of Contents                         Table of Contents
12.   General Information and History           n/a
13.   Investment Objectives and Policies        The Fund's Investment Objective and
                                                Policies; Investment Restrictions
14.   Management of the Registrant              Fund Officers and Directors;
15.   Control Persons and Principal Holders of  Fund Officers and Directors
      Securities
16.   Investment Advisory and Other Services    Fund Officers and Directors; Management;
                                                General Information
17.   Brokerage Allocation and Other Practices  Execution of Portfolio Transactions
18.   Capital Stock and Other Securities        None
19.   Purchase, Redemption and Pricing of       Purchase of Shares; Shareholder
      Securities Being Offered                  Account Services and Privileges
20.   Tax Status                                Dividends, Distributions and Federal  Taxes
21.   Underwriter                               Management -- Principal Underwriter
22.   Calculation of Performance Data           Investment Results
23.   Financial Statements                      Financial Statements


Item in Part "C"

24.   Financial Statements and Exhibits
25.   Persons Controlled by or under
      Common Control with Registrant
26.   Number of Holders of Securities
27.   Indemnification
28.   Business and Other Connections of
      Investment Adviser
29.   Principal Underwriters
30.   Location of Accounts and Records
31.   Management Services
32.   Undertakings

      Signature Page


                    [LOGO OF THE AMERICAN FUNDS GROUP(R)]

--------------------------------------------------------------------------------


                                The Bond Fund

                                 of America(SM)

                                  Prospectus



                                MARCH 1, 1997

THE BOND FUND OF AMERICA
333 South Hope Street
Los Angeles, CA 90071

================================================================================
TABLE OF CONTENTS

Expenses                                                                    3
 .............................................................................
Financial Highlights                                                        4
 .............................................................................
Investment Policies and Risks                                               5
 .............................................................................
Securities and Investment Techniques                                        6
 .............................................................................
Multiple Portfolio Counselor System                                        11
 .............................................................................
Investment Results                                                         13
 .............................................................................
Dividends, Distributions and Taxes                                         14
 .............................................................................
Fund Organization and Management                                           15
 .............................................................................
Shareholder Services                                                       18
 .............................................................................

================================================================================

The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in bonds.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================
EXPENSES
The effect of the expenses described below is reflected in the fund's share price or return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Fund operating expenses are paid out of the fund's assets and are factored into its share price.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)                                    4.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)

--------------------------------------------------------------------------------
Management fees                                                        0.35%
 ................................................................................
12b-1 expenses                                                         0.25%/1/
 ................................................................................
Other expenses                                                         0.11%
 ................................................................................
Total fund operating expenses                                          0.71%

/1/ 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------

One year                                                               $ 54
 ................................................................................
Three years                                                            $ 69
 ................................................................................
Five years                                                             $ 85
 ................................................................................
Ten years                                                              $132

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   3
--------------------------------------------------------------------------------

================================================================================
FINANCIAL HIGHLIGHTS

The following information has been audited by Deloitte & Touche LLP, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA

                                                      YEAR ENDED DECEMBER 31
                                                      ......................
                             1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year            $13.88    $12.69    $14.45    $13.99    $13.70    $12.39    $13.23    $13.24    $13.14    $14.21
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                         1.02      1.05      1.05      1.09      1.15      1.21      1.24      1.31      1.28      1.28
 ...............................................................................................................................
Net realized and
unrealized gain (loss)
on investments                 (.13)     1.18     (1.76)      .84       .34      1.28      (.84)     (.02)      .08     (1.02)
 ...............................................................................................................................
Total income (loss) from
investment operations           .89      2.23      (.71)     1.93      1.49      2.49       .40      1.29      1.36       .26
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from
net investment
income                        (1.02)    (1.04)    (1.05)    (1.08)    (1.16)    (1.18)    (1.24)    (1.30)    (1.26)    (1.23)
 ...............................................................................................................................
Distributions from
net realized gains               --       --        --      (.39)     (.04)       --        --        --        --      (.10)/1/
 ...............................................................................................................................
Total distributions           (1.02)    (1.04)    (1.05)    (1.47)    (1.20)    (1.18)    (1.24)    (1.30)    (1.26)    (1.33)
 ...............................................................................................................................
Net asset value,
end of year                   $13.75    $13.88    $12.69    $14.45    $13.99    $13.70    $12.39    $13.23    $13.24    $13.14
-------------------------------------------------------------------------------------------------------------------------------
Total return/2/                6.71%    18.25%    (5.02)%   14.14%    11.34%    21.04%     3.27%    10.13%    10.70%     1.96%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
year (in millions)            $7,002    $6,290    $4,941    $5,285    $3,917    $2,859    $1,945    $1,481    $1,021    $  825
 ...............................................................................................................................
Ratio of expenses to
average net assets              .71%      .74%      .69%      .71%      .73%      .77%      .76%      .76%      .66%      .59%
 ...............................................................................................................................
Ratio of net income
to average net assets          7.47%     7.87%     7.77%     7.53%     8.36%     9.28%     9.70%     9.73%     9.54%     9.45%
 ...............................................................................................................................
Portfolio turnover
rate                           43.43%    43.80%    56.98%    44.68%    49.70%    56.50%    59.90%    64.28%    93.00%    93.00%
-------------------------------------------------------------------------------------------------------------------------------

/1/  Represents only short-term realized gains.
/2/  Excludes maximum sales charge of 4.75%.

--------------------------------------------------------------------------------
4   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================
INVESTMENT POLICIES AND RISKS

The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

The fund invests substantially all of its assets in marketable corporate debt securities, U.S. Government securities, mortgage-related securities, other asset-backed securities and cash or money market instruments. Normally, at least 65% of the fund's total assets will be invested in bonds. (For this purpose, bonds are considered any debt securities having initial maturities in excess of one year.)

At least 60% of the value of the fund's assets, measured at the time of any purchase, must be invested in the following categories:

 .    marketable corporate debt securities such as bonds rated at the time of purchase within the three highest investment grade ratings (A or better) assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation (all ratings discussed below refer to those assigned by these two rating agencies) or, if not rated by either of these rating agencies, determined by the fund's investment adviser, Capital Research and Management Company, as being of investment quality equivalent to securities rated A or better;

 .    U.S. Government securities;

 .    mortgage-related securities rated A or better or determined to be of equivalent quality by the fund's investment adviser;

 .    other asset-backed securities rated A or better or unrated securities that are determined to be of equivalent quality; and

 .    cash or money market instruments (such as commercial paper, commercial bank obligations and securities of the U.S. Government, its agencies and instrumentalities).

The remaining 40% of the fund's assets, measured at the time of purchase, may be invested in debt securities rated below A or unrated securities that are determined to be of equivalent quality. To the extent the fund invests in securities rated Ba or BB and below, it will be invested in securities that are considered speculative.

In addition, the fund may from time to time invest in fixed-income securities of corporations or governmental entities outside the U.S., may purchase or sell various currencies and enter into forward currency contracts in connection with these investments, and may hold, to a limited extent, inverse floating rate notes. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

The fund's fundamental investment restrictions (described in the statement of additional information) and objective may not be changed without shareholder approval. All other investment practices may be changed by the fund's board of directors.

ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   5
--------------------------------------------------------------------------------

================================================================================
SECURITIES AND INVESTMENT TECHNIQUES

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values.

The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest up to 35% of its net assets in debt securities rated Ba and BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality. These securities are commonly known as "high-yield, high-risk" or "junk" bonds. High-yield, high-risk bonds are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. The fund's high-yield, high-risk securities may be rated as low as Ca or CC which are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings." See the statement of additional information for a complete description of the ratings.

EQUITY SECURITIES

The fund may invest up to 10% of its assets in preferred stocks. Preferred stocks generally have characteristics similar to debt securities with a stated dividend rate akin to the coupon of a bond or note. The prices and yields of preferred stocks generally move with changes in interest rates and the issuers' credit quality, similar to the factors affecting debt securities. In the event of a liquidation of a corporation's assets, holders of debt securities are entitled to payment before preferred stockholders; but preferred stockholders are generally entitled to payment before common stockholders.

While the fund may not make direct purchases of common stocks or warrants or rights to acquire common stocks, the fund may, however, invest in debt securities that are issued together with common stock or other equity interests,

--------------------------------------------------------------------------------
6   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

or have equity conversion, exchange, or purchase rights. The fund may continue to hold up to 5% of its assets in common stock, warrants and rights so acquired after sales of the corresponding debt securities.

PORTFOLIO COMPOSITION

The average monthly composition of the fund's portfolio based on the higher of Moody's or S&P ratings for the fiscal year ended December 31, 1996 was as follows:

--------------------------------------------------------------------------------
  Aaa/AAA                                                             42.57%
 ................................................................................
  Aa/AA                                                                4.30%
 ................................................................................
  A/A                                                                  6.72%
 ................................................................................
  Baa/BBB                                                             12.91%
 ................................................................................
  Ba/BB                                                                8.06%
 ................................................................................
  B/B                                                                 12.40%
 ................................................................................
  Caa/CCC                                                              1.08%
 ................................................................................
   Ca/CC                                                               0.02%
 ................................................................................
  Non-rated                                                            2.97%

Some or all of these non-rated securities were determined to be equivalent to securities rated by Moody's or S&P as follows:

--------------------------------------------------------------------------------
  A/A                                                                   0.60%
 ................................................................................
  Baa/BBB                                                               0.52%
 ................................................................................
  Ba/BB                                                                 0.39%
 ................................................................................
  B/B                                                                   0.32%
 ................................................................................
  Caa/CCC                                                               1.14%

During this period, equity-type securities and money market instruments and cash made up an average of 2.70% and 8.93%, respectively, of the fund's portfolio.

U.S. GOVERNMENT SECURITIES

Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

--------------------------------------------------------------------------------
                                       THE BOND FUND OF AMERICA / PROSPECTUS   7
--------------------------------------------------------------------------------

================================================================================

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

The fund may invest in notes and bonds issued by the U.S. Treasury and Federal agencies whose interest payments vary with the rate of inflation.

MORTGAGE-RELATED SECURITIES

The fund may invest in Government National Mortgage Association certificates, which are securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity.

Although the mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, which may occur at higher or lower yields than the original yield, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates.

The fund also may invest in securities representing interests in pools of conventional mortgage loans issued by the Federal National Mortgage Association
(FNMA) or by the Federal Home Loan Mortgage Corporation (FHLMC).

In addition, the fund may invest in collateralized mortgage obligations (CMOs) and mortgage-backed bonds and interest-only or principal-only STRIPs which may be issued by various governmental entities or private institutions. A CMO is made up of a series of bonds of varying maturities that together are fully collateralized directly or indirectly by a pool of mortgages on which the payments of principal and interest are dedicated to payment of principal and interest on the bonds. Mortgage-backed bonds are general obligations fully collateralized directly or indirectly by a pool of mortgages, but on which payments are not passed through directly. The fund will only purchase CMOs or mortgage-backed bonds which are fully collateralized by securities issued by GNMA, FNMA or FHLMC and/or mortgages insured by GNMA.

--------------------------------------------------------------------------------
8   THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

OTHER ASSET-BACKED SECURITIES

The fund may invest in other asset-backed securities (unrelated to mortgage loans). The assets backing such securities include, for example, interests or participations in pools of leases, retail installment loans, and consumer receivables. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party.

INVESTING IN VARIOUS COUNTRIES

The fund has the flexibility to invest up to 25% of its total assets in securities of issuers domiciled outside the U.S. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

CURRENCY TRANSACTIONS

The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.

FORWARD COMMITMENTS

The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of

--------------------------------------------------------------------------------
                                       THE BOND FUND OF AMERICA / PROSPECTUS   9
--------------------------------------------------------------------------------

================================================================================

any decline in value of the securities beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss. In addition, the fund may also enter into "roll" transactions which are the sale of GNMA certificates or other securities toge-ther with a commitment to purchase similar, but not identical securities at a specified time and price at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by Capital Research and Management Company. The fund only enters into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by Capital Research and Management Company. If the seller under the repurchase agreements defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

LOAN PARTICIPATIONS

The fund may invest, subject to an overall 10% limit on loans, in loan participations, typically made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety of purposes. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments the fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by the securities laws. Also, loan participations are generally considered to be illiquid.

--------------------------------------------------------------------------------
10  THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

U.S. PRIVATE PLACEMENTS

Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in such private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act (for example, private placements sold pursuant to Rule 144A). Accordingly, all such private placements will be considered illiquid unless they have been specifically determined to be liquid taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by the fund's board of directors. Additionally, investing in private placement securities could have the effect of increasing the level of illiquidity of the fund's portfolio to the extent that "qualified" institutional investors become, for a period of time, uninterested in purchasing these securities. The fund will not invest more than 15% of its net assets in illiquid securities.

MATURITY

There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

================================================================================
MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed on the next page.

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   11
--------------------------------------------------------------------------------

================================================================================

===================================================================================================
                                                                        YEARS OF EXPERIENCE AS
                                                                        INVESTMENT PROFESSIONAL
                                                                             (APPROXIMATE)
                                                                    ...............................

                                            YEARS OF EXPERIENCE AS   WITH CAPITAL
PORTFOLIO COUNSELORS                          PORTFOLIO COUNSELOR    RESEARCH AND
        FOR                                 FOR THE BOND FUND OF     MANAGEMENT
  THE BOND FUND OF                              AMERICA, INC.        COMPANY OR          TOTAL
   AMERICA, INC.        PRIMARY TITLE(S)        (APPROXIMATE)        ITS AFFILIATES      YEARS
---------------------------------------------------------------------------------------------------
ABNER D.                President and        13 years                 30 years            45 years
GOLDSTINE               Director of the      (since the
                        fund. Senior Vice    fund began
                        President and        operations)
                        Director, Capital
                        Research and
                        Management Company
---------------------------------------------------------------------------------------------------
RICHARD T.              Senior Vice          19 years                 19 years            30 years
SCHOTTE                 President of the
                        fund. Senior Vice
                        President, Capital
                        Research and
                        Management Company
---------------------------------------------------------------------------------------------------
JOHN H.                 Vice President of    8 years                  14 years            15 years
SMET                    the fund. Vice
                        President, Capital
                        Research and
                        Management Company
---------------------------------------------------------------------------------------------------
MARK H.                 Vice President --    3 years                  9 years             19 years
DALZELL                 Investment
                        Management Group,
                        Capital Research
                        and Management
                        Company
---------------------------------------------------------------------------------------------------

  The fund began operations on May 28, 1974.
================================================================================

--------------------------------------------------------------------------------
12  THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================
INVESTMENT RESULTS

The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Results calculated without a sales charge will be higher.

X TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

X YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

X DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by annualizing the current month's dividend and dividing by the average price for the month.

                              INVESTMENT RESULTS
                    (FOR PERIODS ENDED DECEMBER 31, 1996)

                           THE FUND           THE FUND AT            LEHMAN
AVERAGE ANNUAL              AT NET              MAXIMUM              BROTHERS
TOTAL RETURNS:          ASSET VALUE/1/      SALES CHARGE/1/,/2/      INDEX/3/
--------------------------------------------------------------------------------
One year                    6.71%               1.66%                 3.63%
 ................................................................................
Five years                  8.78%               7.73%                 7.04%
 ................................................................................
Ten years                   9.00%               8.47%                 8.47%
 ................................................................................
Lifetime                   10.47%              10.23%                 9.73%/4/
--------------------------------------------------------------------------------

Yield/1/,/2/: 6.34%
Distribution rate/2/: 6.84%


/1/ These fund results were calculated according to a standard that is required for all stock and bond funds.
/2/ The maximum sales charge has been deducted.
/3/ The Lehman Brothers Aggregate Bond Index represents investment grade debt.
    This index is unmanaged and does not reflect sales charges, commissions, or expenses.
/4/ From May 31, 1974 through December 31, 1975, the Lehman Brothers Corporate
    Bond Index was used because the Lehman Brothers Aggregate Bond Index did not yet exist. As of January 1, 1976, the Lehman Brothers Aggregate Bond Index has been used.

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   13
--------------------------------------------------------------------------------

================================================================================

Here are the fund's annual total returns calculated without a sales charge. This information is being supplied on a calendar year basis.

[chart]
YEAR    PER CENT

1987     1.96
1988    10.70
1989    10.13
1990     3.27
1991    21.04
1992    11.34
1993    14.14
1994    (5.02)
1995    18.75
1996     6.71
[end chart]

Past results are not an indication of future results.

================================================================================
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund declares dividends, which may fluctuate, from its net investment income daily and distributes the accrued dividends to shareholders each month. Dividends begin accruing one day after payment for shares is received by the fund or American Funds Service Company. All capital gains, if any, are distributed annually, usually in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax

--------------------------------------------------------------------------------
14  THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

================================================================================
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation in 1973. All fund operations are supervised by the fund's board of directors who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant corporate matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   15
--------------------------------------------------------------------------------

================================================================================

Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company is composed of a management fee, which may not exceed 0.30% of the fund's average net assets annually and declines at certain asset levels, plus an amount which may not exceed 3% of the fund's gross investment income for the preceding month and which also declines at certain annual gross investment levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is listed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's "code of ethics."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is listed earlier under "Expenses."

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

--------------------------------------------------------------------------------
16  THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                   [MAP OF THE UNITED STATES APPEARS HERE]

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   17
--------------------------------------------------------------------------------

================================================================================

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT SERVICES ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.

================================================================================
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

X  Automatic Investment Plan

    You may invest monthly or quarterly through automatic withdrawals from your bank account.

X  Automatic Reinvestment

    You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

--------------------------------------------------------------------------------
18  THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

X  Cross-Reinvestment

    You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

X  Exchange Privilege

   You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R) (see below) or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

X  Retirement Plans

   You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS

--------------------------------------------------------------------------------
To establish an account                                               $1,000
 For a retirement plan account                                        $  250
 For a retirement plan account through payroll deduction              $   25
To add to an account                                                  $   50
 For a retirement plan account                                        $   25

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   19
--------------------------------------------------------------------------------

================================================================================

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                    SALES CHARGE AS A
                                      PERCENTAGE OF
                                    .................
--------------------------------------------------------------------------------
                                                                   DEALER
                                                   NET          CONCESSION AS
                                  OFFERING        AMOUNT        % OF OFFERING
INVESTMENT                         PRICE         INVESTED           PRICE
--------------------------------------------------------------------------------
Less than $25,000                      4.75%       4.99%             4.00%
 ................................................................................
$25,000 but less than $50,000          4.50%       4.71%             3.75%
 ................................................................................
$50,000 but less than $100,000         4.00%       4.17%             3.25%
 ................................................................................
$100,000 but less than $250,000        3.50%       3.63%             2.75%
 ................................................................................
$250,000 but less than $500,000        2.50%       2.56%             2.00%
 ................................................................................
$500,000 but less than $1 million      2.00%       2.04%             1.60%
 ................................................................................
$1 million or more and certain
other investments described below      see below   see below         see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 200 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution on these investments. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by American Funds Distributors on these investments. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

--------------------------------------------------------------------------------
20  THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During 1997, American Funds Distributors will also provide additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

X  Aggregation

   Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

    Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

X  Concurrent Purchases

    You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

X  Right of Accumulation

   You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   21
--------------------------------------------------------------------------------

================================================================================

X  Statement of Intention

   You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous 90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.

================================================================================
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R) (see below), or by fax. Sales by telephone or fax are limited to $10,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days. Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made

--------------------------------------------------------------------------------
22  THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Fund Group within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.

================================================================================
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone.

TELEPHONE PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone (including American FundsLine(R)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

--------------------------------------------------------------------------------
                                      THE BOND FUND OF AMERICA / PROSPECTUS   23
--------------------------------------------------------------------------------

================================================================================

  FOR SHAREHOLDER                 FOR DEALER
  SERVICES                        SERVICES
  American Funds                  American Funds
  Service Company                 Distributors
  800/421-0180 ext. 1             800/421-9900 ext. 11

              FOR 24-HOUR INFORMATION
  American                        American Funds
  FundsLine(r)                    Internet Web Site
  800/325-3590                    http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

================================================================================

 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL                         STATEMENT OF ADDITIONAL
 REPORT TO SHAREHOLDERS                     INFORMATION (SAI)


 Includes financial                         Contains more detailed
 statements, detailed                       information on all aspects
 performance information,                   of the fund, including the
 portfolio holdings, a                      fund's financial statements.
 statement from portfolio
 management and the auditor's
 report.






                                            A current SAI has been filed
                                            with the Securities and
 CODE OF ETHICS                             Exchange Commission and is
                                            incorporated by reference
 Includes a description of                  (is legally part of the
 the fund's personal                        prospectus).
 investing policy.

 To request a free copy of any of the documents above:

 Call American Funds             or         Write to the Secretary of
 Service Company                            the fund 333 South Hope Street
 800/421-0180 ext. 1                        Los Angeles, CA 90071

================================================================================

This prospectus has been printed on recycled paper.

--------------------------------------------------------------------------------
24  THE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------



THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Julie F. Williams
    Julie F. Williams
    Secretary

   March 1, 1997

                        THE BOND FUND OF AMERICA, INC.

                             333 South Hope Street
                             Los Angeles, CA 90071

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in bonds.

This prospectus relates only to shares of the fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated above.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

   More detailed information about the fund, including the fund's financial statements, is contained in the statement of additional information dated March 1, 1997, which is incorporated by reference and has been filed with the Securities and Exchange Commission. The statement of additional information is available to you without charge, by writing to the Secretary of the fund at the above address or calling American Funds Service Company.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

   08-010-0397 RP

-------------------------------------------------------------------------------

              SUMMARY OF
                EXPENSES

 Average annual expenses
     paid over a 10-year
         period would be
    approximately $9 per
 year, assuming a $1,000
     investment and a 5%
      annual return with
        no sales charge.

This table is designed to help you understand costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

Management fees.......................................................  0.35%
12b-1 expenses........................................................  0.25%/2/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)........................................  0.11%
Total fund operating expenses.........................................  0.71%

EXAMPLE                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                         ------ ------- ------- --------
You would pay the following cumulative
expenses on a $1,000 investment, assuming
a 5% annual return./3/                            $7      $23     $40     $88

/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

/2/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

               TABLE OF
               CONTENTS

  Summary of Expenses..........   2
  Financial Highlights.........   3
  Investment Objective and
   Policies....................   3
  Certain Securities and
   Investment Techniques.......   5
  Investment Results...........   9
  Dividends, Distributions and
   Taxes.......................  10
  Fund Organization and
   Management..................  11
  Purchasing Shares............  13
  Shareholder Services.........  14
  Redeeming Shares.............  15

-------------------------------------------------------------------------------

          FINANCIAL    The following information has been audited by Deloitte
         HIGHLIGHTS    & Touche LLP, independent accountants, whose unquali-
                       fied report covering each of the most recent five years
       (For a share    is included in the statement of additional information.
        outstanding    This information should be read in conjunction with the
     throughout the    financial statements and accompanying notes which are
       fiscal year)    included in the statement of additional information.



                                                           YEAR ENDED DECEMBER 31
                             ----------------------------------------------------------------------------------
                               1996   1995    1994     1993    1992    1991    1990    1989    1988    1987
                             ------- ------  ------   ------  ------  ------  ------  ------  ------  ------
  Net Asset Value, Begin-
   ning of Year...........   $13.88  $12.69  $14.45   $13.99  $13.70  $12.39  $13.23  $13.24  $13.14  $14.21
                             ------  ------   ------  ------  ------  ------  ------  ------  ------
   INCOME FROM INVESTMENT
    OPERATIONS:
   Net investment income..     1.02    1.05    1.05     1.09    1.15    1.21    1.24    1.31    1.28    1.28
   Net realized and
    unrealized gain (loss)
    on investments........     (.13)   1.18   (1.76)     .84     .34    1.28    (.84)   (.02)    .08   (1.02)
                             ------  ------   ------  ------  ------  ------  ------  ------  ------
    Total income from in-
     vestment operations..      .89    2.23   (0.71)    1.93    1.49    2.49     .40    1.29    1.36     .26
                             ------  ------   ------  ------  ------  ------  ------  ------  ------
   LESS DISTRIBUTIONS
   Dividends from net in-
    vestment income.......    (1.02)  (1.04)  (1.05)   (1.08)  (1.16)  (1.18)  (1.24)  (1.30)  (1.26)  (1.23)
   Distributions from net
    realized gains........      --      --      --      (.39)   (.04)    --      --      --      --   (.10)/1/
                             ------  ------   ------  ------  ------  ------  ------  ------  ------
    Total distributions...    (1.02)  (1.04)  (1.05)  ( 1.47)  (1.20)  (1.18)  (1.24)  (1.30)  (1.26)  (1.33)
                             ------  ------   ------  ------  ------  ------  ------  ------  ------
  Net Asset Value, End of
   Year...................   $13.75   $13.88  $12.69   $14.45  $13.99  $13.70  $12.39  $13.23  $13.24  $13.14
                             ======  ======   ======  ======  ======  ======  ======  ======  ======
  Total Return/2/              6.71%   18.25%  (5.02)%  14.14%  11.34%  21.04%   3.27%  10.13%  10.70%   1.96%
  RATIOS/SUPPLEMENTAL
   DATA:
   Net assets, end of year
    (in millions).........   $7,002   $6,290  $4,941   $5,285  $3,917  $2,859  $1,945  $1,481  $1,021  $  825
   Ratio of expenses to
    average net assets....      .71%    .74%    .69%     .71%    .73%    .77%    .76%    .76%    .66%    .59%
   Ratio of net income to
    average net assets....     7.47%   7.87%   7.77%    7.53%   8.36%   9.28%   9.70%   9.73%   9.54%   9.45%
   Portfolio turnover
    rate..................    43.43%  43.80%   56.98%  44.68%  49.70%  56.50%  59.90%  64.28%  93.00%  93.00%

 --------
 /1/ Represents only net short-term realized gains.
 /2/ Calculated without deducting sales charge. The maximum sales charge is 4.75% of the fund's offering price.


         INVESTMENT    The fund's investment objective is to provide as high a
          OBJECTIVE    level of current income as is consistent with the pres-
       AND POLICIES    ervation of capital. The fund invests substantially all
                       of its assets in marketable corporate debt securities,
 The fund's goal is    U.S. Government securities, mortgage-related securi-
     to provide you    ties, other asset-backed securities and cash or money
  with high current    market instruments. Normally, at least 65% of the
         income and    fund's total assets will be invested in bonds.
    conservation of    (For this purpose, bonds are considered any debt
           capital.    securities having initial maturities in excess
                       of one year.>)

                       At least 60% of the value of the fund's assets, mea-sured at the time of any purchase, must be invested in the following categories:

                       . marketable corporate debt securities such as bonds
                         rated at the time of purchase within the three highest investment grade ratings (A or better) assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation (all ratings discussed below refer to those assigned by these two rating agencies) or, if not rated by either of these rating agencies, determined by the fund's investment adviser, Capital Research and Management Company, as being of investment quality equivalent to securities rated A or better;

-------------------------------------------------------------------------------



                       . U.S. Government securities;

                       . mortgage-related securities rated A or better or
                         unrated securities that are determined to be of equivalent quality by the fund's investment adviser;

                       . other asset-backed securities rated A or better or
                         unrated securities that are determined to be of equivalent quality; and

                       . cash or money market instruments (such as commercial
                         paper, commercial bank obligations and securities of the U.S. Government, its agencies and instrumentali-ties.

-------------------------------------------------------------------------------

                       The remaining 40% of the fund's assets, measured at the time of purchase, may be invested in debt securities rated below A or unrated securities that are determined to be of equivalent quality, including marketable cor-porate debt securities, mortgage-related securities and other asset-backed securities. These securities may be rated as low as Ca by Moody's or CC by S&P. However, securities rated Ba and BB or below or unrated securi-ties that are determined to be of equivalent quality (commonly known as "junk" or "high-yield, high-risk" bonds) will represent less than 35% of the fund's net assets and are subject to special review before pur-chase.

                       In addition, the fund may from time to time invest in fixed-income securities of corporations outside the U.S. or governmental entities and may purchase or sell various currencies and enter into forward currency con-tracts in connection with these investments, and may hold to a limited extent inverse floating rate notes
                       (a type of derivative instrument).

                       The average monthly composition of the fund's port-folio based on the higher of Moody's or S&P ratings for the fiscal year ended December 31, 1996 was as follows:

                       ----------------------------------------------------
                       Aaa/AAA                                      42.57%
                       Aa/AA                                         4.30%
                       A/A                                           6.72%
                       Baa/BBB                                      12.91%
                       Ba/BB                                         8.06%
                       B/B                                          12.40%
                       Caa/CCC                                       1.08%
                       Ca/CC                                         0.02%
                       Non-rated                                     2.97%

                       Some of all of these non-rated securities were deter-mined to be equivalent to securities rated by Moody's or S&P as follows:

                       -----------------------------------------------------
                       A/A                                            0.60%
                       Baa/BBB                                        0.52%
                       Ba/BB                                          0.39%
                       B/B                                            0.32%
                       Caa/CCC                                        1.14%

                       During this period, equity-type securities and money market instruments and cash made up an average of 2.70% and 8.93%, respectively, of the fund's portfolio.


                       The fund's fundamental investment restrictions (which are described in the statement of additional information) and objective cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

 CERTAIN SECURITIES    RISKS OF INVESTING IN BONDS The market values of fixed-
     AND INVESTMENT    income securities generally vary inversely with the
         TECHNIQUES    level of interest rates--when interest rates rise,
                       their values will tend to decline and vice versa. The
 Investing in bonds    magnitude of these changes generally will be greater
   involves certain    the longer the remaining maturity of the security.
             risks.    Fluctuations in the value of the fund's investments
                       will be reflected in its net asset value per share;
                       typically declining when interest rates rise.

                       High-yield, high-risk bonds (bonds rated Ba and BB or below) are considered speculative and may be subject to greater market fluctuations and to greater risk of loss of income and principal due to default by the issuer than are higher-rated bonds. Their values tend to reflect short-term corporate, economic

-------------------------------------------------------------------------------

                       and market developments and investor perceptions of the issuer's credit quality to a greater extent than lower yielding higher-rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Bonds rated Ca or CC are described by the ratings agencies as "speculative in a high degree; often in default or [having] other marked shortcomings." See the statement of additional information for a complete description of the bond ratings.

                       Capital Research and Management Company attempts to re-duce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and cor-porate and legislative developments.

                       EQUITY SECURITIES

                       The fund may invest up to 10% of its assets in pre-ferred stocks. Preferred stocks generally have characteristics similar to debt securities with a stated dividend rate akin to the coupon of a bond or note. The prices and yields of preferred stocks generally move with changes in interest rates and the issuers' credit quality, similar to the factors affecting debt securities. In the event of a liquida-tion of a corporation's assets, holders of debt securities are entitled to payment before preferred stockholders are generally entitled to payment before common stockholders.

                       While, the fund may not make direct purchases of common stocks or warrants or rights to acquire common stocks, the fund may, however, invest in debt securities that are issued together with common stock or other equity interests, or have equity conversion, exchange, or purchase rights. The fund may continue to hold up to 5% of its assets in common stock, warrants and rights so acquired after sales of the corresponding debt securities.

                       U.S. GOVERNMENT SECURITIES

                       Securities guaranteed by the U.S. Government include:
                       (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obliga-tions of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are sup-ported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.


                       The fund may invest in notes and bonds issued by the U.S. Treasury and Federal agencies whose interest payments vary with the rate of inflation.

                       MORTGAGE-RELATED SECURITIES

                       The fund may invest in Government National Mortgage Association certificates, which are securities repre-senting part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity.

                       Although the mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, which may occur at higher or lower yields than the original yield, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates.

                       The fund also may invest in securities representing interests in pools of conventional mortgage loans issued by the Federal National Mortgage Association
                       (FNMA) or by the Federal Home Loan Mortgage Corpora-tion (FHLMC).

                       In addition, the fund may invest in collateralized mortgage obligations (CMOs) and mortgage-backed bonds and interest-only or principal-only STRIPs which may be issued by various governmental entities or private institutions. A CMO is made up of a series of bonds of varying maturities that together are fully collateralized directly or indirectly by a pool of mortgages on which the payments of principal and interest are dedicated to payment of principal and interest on the bonds. Mortgage-backed bonds are general obligations fully collateralized directly or indirectly by a pool of mortgages, but on which pay-ments are not passed through directly. The fund will only purchase CMOs or GNMA, FNMA or FHLMC and/or mortgages insured by GNMA.

                       OTHER ASSET-BACKED SECURITIES

                       The fund may invest in other asset-backed securities (unrelated to mortgage loans). The assets backing such securities include, for example, interests or participations in pools of leases, retail install-ment loans, and consumer receivables. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party.

                       INVESTING IN VARIOUS COUNTRIES The fund may invest up to 25% of its total assets in securities which may be denominated in currencies other than the U.S. dollar. The fund may also invest in securities of issuers located outside the United States. Investing globally involves special risks, particularly in certain developing countries, caused by, among other things: trade balances and imbalances and related economic policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. Companies located outside the U.S. operate under different accounting, auditing and financial reporting standards and practices and regulatory requirements that may be less rigorous than U.S. companies, and frequently there may be less information publicly available about such companies. However, investing outside the U.S. also can reduce certain of these risks through greater diversification opportunities.

                       Transaction costs are generally higher outside the U.S., and the fund will bear certain expenses in con-nection with its currency transactions. Increased cus-todian costs as well as administrative difficulties (for example, delays in clearing and settling portfolio transactions or in receiving payments of dividends) may be associated with the maintenance of assets in certain jurisdictions.

                       CURRENCY TRANSACTIONS The fund has the ability to pur-chase and sell currencies to facilitate securities transactions and to enter into forward currency con-tracts to hedge against changes in currency exchange rates. While entering into forward transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any poten-tial gain which might result from an increase in the value of the currency. (See "Currency Transactions" in the statement of additional information.)

-------------------------------------------------------------------------------

                       WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL" TRANSACTIONS The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is de-layed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The fund also may enter into "roll" transactions, which are the sale of GNMA certificates or other securities together with a com-mitment to purchase similar, but not identical, securities at a later date. In addition, the fund may enter into other purchase and sale transactions involving securities which are not settled in the ordinary course of business and under various terms when to do so is in the best interest of the fund.


                       REPURCHASE AGREEMENTS The fund may enter into repur-chase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian col-lateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by Capi-tal Research and Management Company. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur dispo-sition costs in connection with liquidating the collat-eral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

-------------------------------------------------------------------------------

                       LOAN PARTICIPATIONS The fund may invest, subject to an overall 10% limit on loans, in loan participations, typically made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety of purposes. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments the fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender lia-bility. In addition, if the loan is foreclosed, the fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be pro-tected by the securities laws. Also, loan participa-tions are generally considered to be illiquid.

                       U.S. PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obligation will be deemed illiquid unless it has been specifically determined to be liquid under procedures adopted by the fund's board of directors.

                       In determining whether these securities are liquid, factors such as the frequency and volume of trading and the commitment of dealers to make markets will be con-sidered. Additionally, investing in private placement securities could have the effect of increasing the level of illiquidity of the fund's portfolio to the extent that "qualified" institutional investors become for a period of time, uninterested in purchasing these securities. The fund will not invest more than 15% of its net assets in illiquid securities.


                       MATURITY The maturity composition of the fund's portfo-lio of fixed-income securities will be adjusted in re-sponse to market conditions and expectations. There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system

-------------------------------------------------------------------------------

                       the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio segments. The primary individual portfolio counselors for the fund are listed below.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    YEARS OF EXPERIENCE
                                                                                                AS INVESTMENT PROFESSIONAL
                                                                                                       (APPROXIMATE)
                                                          YEARS OF EXPERIENCE
                                                             AS PORTFOLIO                 WITH CAPITAL
     PORTFOLIO                                               COUNSELOR FOR                RESEARCH AND
  COUNSELORS FOR                                             THE BOND FUND                 MANAGEMENT
  THE BOND FUND                                                OF AMERICA                COMPANY OR ITS           TOTAL
    OF AMERICA             PRIMARY TITLE(S)                   (APPROXIMATE)                AFFILIATES             YEARS
-----------------------------------------------------------------------------------------------------------------------------
Abner D. Goldstine     President and Director of          13 years (since the fund            30 years            45 years
                       the fund. Senior Vice President    began operations in 1974
                       and Director, Capital Research
                       and Management Company
-----------------------------------------------------------------------------------------------------------------------------
Richard T. Schotte     Senior Vice President of           19 years                            19 years            30 years
                       the fund. Senior Vice
                       President, Capital
                       Research and Management
                       Company

John H. Smet           Vice President of the              8 years                             14 years            15 years
                       fund. Vice President,
                       Capital Research and
                       Management Company
-----------------------------------------------------------------------------------------------------------------------------
Mark H. Dalzell        Vice President, Investment         3 years                             9 years             19 years
                       Management Group, Capital
                       Research and Management
                       Company
-----------------------------------------------------------------------------------------------------------------------------
   The fund began operations on May 28, 1974.
-----------------------------------------------------------------------------------------------------------------------------

 INVESTMENT RESULTS    The fund may from time to time compare its investment
                       results to various unmanaged indices or other mutual
       The fund has    funds in reports to shareholders, sales literature and
   averaged a total    advertisements. The results may be calculated on a to-
      return (at no    tal return, yield, and/or distribution rate basis for
   sales charge) of    various periods, with or without sales charges. Results
 10.47% a year over    calculated without a sales charge will be higher. Total
       its lifetime    returns assume the reinvestment of all dividends and
      (May 28, 1974    capital gain distributions.
   through December
         31, 1995).    The fund's yield and the average annual total returns
                       are calculated with no sales charge in accordance with Securities and Exchange Commission requirements. The fund's distribution rate is calculated by annualizing the current month's dividend and dividing by the average price for the month. For the 30-day period ended December 31, 1996, the fund's SEC yield was 6.34% and the distribution rate was 6.84% with no sales charge. Yield is computed by dividing the net invest-income per share earned by the fund over a given period according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid

-------------------------------------------------------------------------------

                       to shareholders.  The fund's total
                       return over the past 12 months and average annual total returns over the past five-year and ten-year periods, as of December 31, 1996, were 6.71%, 8.78% and 9.00%, respectively. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS The fund declares dividends
  DISTRIBUTIONS AND    from its net investment income daily and distributes
              TAXES    the accrued dividends to shareholders each month. Divi-
                       dends begin accruing one day after payment for shares
             Income    is received by the fund or American Funds Service Com-
  distributions are    pany. All capital gains, if any, are distributed annu-
   made each month.    ally, usually in December. When a capital gain is de-
                       clared, the net asset value per share is reduced by the amount of the payment.

                       The terms of your plan will govern how your plan may receive distributions from the fund. Generally, periodic distributions from the fund to your plan are reinvested in additional fund shares, although your plan may permit fund distributions from net investment income to be received by you in cash while reinvesting capital gains distributions in additional shares or all fund distributions to be received in cash. Unless you select another option, all distributions will be reinvested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regu-lated investment company" under the Internal Revenue Code. For any fiscal year in which the fund so quali-fies and distributes to shareholders all of its net in-vestment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from re-demptions from an ordinary shareholder account.

                       Please see the statement of additional information and your tax adviser for further information.

-------------------------------------------------------------------------------

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was
     AND MANAGEMENT    organized as a Maryland corporation in 1973. The fund's
                       board supervises fund operations and performs duties
      The fund is a    required by applicable state and federal law. Members
      member of The    of the board who are not employed by Capital Research
     American Funds    and Management Company or its affiliates are paid
    Group, which is    certain fees for services rendered to the fund as
  managed by one of    described in the statement of additional information.
    the largest and    They may elect to defer all or a portion of these fees
   most experienced    through a deferred compensation plan in effect for the
         investment    fund. Shareholders have one vote per share owned and,
          advisers.    at the request of the holders of at least 10% of the
                       shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.30% on the first $60 million of the fund's net assets, plus 0.21% on net assets in excess of $60 million to $1 billion, plus 0.18% on assets over $1 billion to $3 billion, plus 0.16% on assets over $3 billion to $6 billion, plus 0.15% on assets over $6 billion, plus 3% of the first $5.4 million of annual gross income, plus 2.25% of annual gross income over $5.4 million. Assuming net assets of $7 billion and gross investment income levels of 5%, 6%, 7%, 8%, and 9% management fees would be .25%, .27%, .29%, .31%, and .33%, respectively.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

-------------------------------------------------------------------------------

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated com-mission, although the price of the security usually in-cludes a profit to the dealer. In underwritten offer-ings, securities are usually purchased at a fixed price which includes an amount of compensation to the under-writer, generally referred to as the underwriter's con-cession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and execu-tions, preference may be given to brokers that have sold shares of the fund or have provided investment re-search, statistical, and other related services for the benefit of the fund and/or other funds served by Capi-tal Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or moni-tored for verification, recordkeeping and quality as-surance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribu-tion or "12b-1 Plan" under which it may finance activi-ties primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were in-curred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets an-nually (all of which may be for service fees).

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. It was paid a fee of $4,788,000 for the fiscal year ended December 31, 1996. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

-------------------------------------------------------------------------------

         PURCHASING    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
             SHARES    RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO
                       PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR
                       LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE
                       CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York
                       Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal
                       Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American
                       Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of such purchase. (See "Redeeming Shares--Contingent Deferred
                       Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to a commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through '"Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       During 1997, American Funds Distributors will provide additional compensation to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group, based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

                       Qualified dealers currently are paid a continuing serv-ice fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate

-------------------------------------------------------------------------------

                       them for providing certain services. (See "Fund Organi-zation and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with re-spect to the fund.

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

-------------------------------------------------------------------------------

   REDEEMING SHARES    Subject to any restrictions imposed by your plan, you
                       can sell your shares through the plan to the fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

                       --------------------------------------------------------
                        By contact-    Your plan administrator/trustee must
                        ing your plan  send a letter of instruction
                        administrator/ specifying the name of the fund, the
                        trustee        number of shares or dollar amount to
                                       be sold, and, if applicable, your
                                       name and account number. For your
                                       protection, if you redeem more than
                                       $50,000, the signatures of the
                                       registered owners (i.e., trustees or
                                       their legal representatives) must be
                                       guaranteed by a bank, savings
                                       association, credit union, or member
                                       firm of a domestic stock exchange or
                                       the National Association of
                                       Securities Dealers, Inc., that is an
                                       eligible guarantor institution. Your
                                       plan administrator/trustee should
                                       verify with the institution that it
                                       is an eligible guarantor prior to
                                       signing. Additional documentation may
                                       be required to redeem shares from
                                       certain accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.
                       --------------------------------------------------------
                        By contact-    Shares may also be redeemed through
                        ing an in-     an investment dealer; however, you or
                        vestment       your plan may be charged for this
                        dealer         service. SHARES HELD FOR YOU IN AN
                                       INVESTMENT DEALER'S STREET NAME MUST
                                       BE REDEEMED THROUGH THE DEALER.
                       --------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee

-------------------------------------------------------------------------------

                       benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan, and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Pur-chasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares re-deemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemp-tion request.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency

                        THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.

                          THE BOND FUND OF AMERICA, INC.

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                                MARCH 1, 1997

 This document is not a prospectus but should be read in conjunction with the current Prospectus of The Bond Fund of America, Inc. (the "fund") dated March 1, 1997. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                            The Bond Fund of America, Inc.
                                 Attention: Secretary
                                 333 South Hope Street
                                 Los Angeles, CA  90071
                                     (213) 486-9200

 Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.
                               TABLE OF CONTENTS

ITEM                                                            PAGE NO.

Description of Certain Securities                                1
Investment Restrictions                                          6
Fund Officers and Directors                                      8
Management                                                      11
Dividends, Distributions and Federal Taxes                      14
Purchase of Shares                                              17
Redeeming Shares                                                23
Shareholder Account Services and Privileges                     24
Execution of Portfolio Transactions                             26
General Information                                             27
Investment Results                                              29
Description of Bond Ratings                                     33
Financial Statements                                            Attached


                       DESCRIPTION OF CERTAIN SECURITIES

 The descriptions below are intended to supplement the material in the Prospectus under "Investment Policies and Risks."

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and corporate developments.
During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the fund's assets.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

DOWNGRADE POLICY - The fund is not normally required to dispose of a security in the event that its rating is reduced to Ba or below by Moody's Investors, Inc. or BB or below by Standard & Poors Corporation (or it is not rated and its quality becomes equivalent to such a security). The fund, however, has no current intention to hold 35% or more of its net assets in these securities (also known as "high-yield, high-risk" or "junk" bonds).

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - Certificates issued by the Government National Mortgage Association ("GNMA") are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

 Principal is paid back monthly by the borrower over the term of the loan. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates typically appreciate or decline in market value during periods of declining or rising interest rates, respectively. Due to the regular repayment of principal and the prepayment feature, the effective maturities of mortgage pass-through securities are shorter than stated maturities, will vary based on market conditions and cannot be predicted in advance. The effective maturities of newly-issued GNMA certificates backed by relatively new loans at or near the prevailing interest rates are generally assumed to range between approximately 9 and 12 years.

FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS - FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government.

 FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government.

 As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

OTHER MORTGAGE-RELATED SECURITIES - The fund may invest in mortgage-related securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities). These securities include mortgage pass-through certificates, collateralized mortgage obligations (including real estate mortgage investment conduits as authorized under the Internal Revenue Code of 1986) (CMOs) or mortgage-backed bonds. Each class of bonds in a CMO series may have a different maturity, bear a different coupon, and have a different priority in receiving payments. All principal payments, both regular principal payments as well as any prepayment of principal, are passed through to the holders of the various CMO classes dependent on the characteristics of each class. In some cases, all payments are passed through first to the holders of the class with the shortest stated maturity until it is completely retired. Thereafter, principal payments are passed through to the next class of bonds in the series, until all the classes have been paid off. In other cases, payments are passed through to holders of whichever class first has the shortest effective maturity
at the time payments are made.   As a result, an acceleration in the rate of
prepayments that may be associated with declining interest rates shortens the expected life of each class. The impact of an acceleration in prepayments affects the expected life of each class differently depending on the unique characteristics of that class. In the case of some CMO series, each class may receive a differing proportion of the monthly interest and principal repayments on the underlying collateral. In these series the classes would be more affected by an acceleration (or slowing) in the rate of prepayments than CMOs which share principal and interest proportionally.

 The fund may also invest in real estate investment conduits which are issued in portions or tranches with varying maturities and characteristics; some tranches may only receive the interest paid on the underlying mortgages (Ios) and others may only receive the principal payments (POs); the values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and Ios are also subject to the risk of early repayment of the underlying mortgage which will substantially reduce or eliminate interest payments. The fund does not intend to invest more than 5% of its assets in IOs and POs.

 Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMO's). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

OTHER ASSET-BACKED SECURITIES - The fund may invest in securities backed by loans or accounts receivable originated by banks, credit card companies, or other providers of credit. Generally, the originator of the loan or accounts receivable sells it to a specially created trust, which repackages it as securities with a term of five years or less. Examples of these types of securities include trade and automobile receivables, and credit card, home improvement, home equity and commercial mortgage backed loans. The loans underlying these securities are subject to prepayments which can decrease maturities and returns. The values of these securities are ultimately dependent upon payment of the underlying loans by individuals, and the holders generally have no recourse against the originator of the loans. Holders of these securities may experience losses or delays in payment if the original payments of principal and interest are not made to the trust with respect to the underlying loans.

 To lessen the effect of failures by obligors on underlying assets to make payments, asset-backed securities may contain elements of credit support provided through guarantees, insurance policies or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool. Such credit support typically covers only a portion of the par value until exhausted. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities. In addition, the amount and quality of any credit support provided to the securities and the degree to which the issuer is insulated from the credit risk of the originator or any other affiliated entities are factors in determining credit quality.

CASH AND CASH EQUIVALENTS - Subject to the requirement that it maintain at least 65% of its assets in bonds under normal market conditions, the fund may maintain assets in cash or cash equivalents. Cash equivalents include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies); (2) commercial bank obligations such as certificates of deposit, (interest-bearing time deposits); and bankers' acceptances, (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity); (3) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations); (4) securities of the U.S. Government, its agencies or instrumentalities that at time of purchase mature, or may be redeemed, in one year or less; and (5) corporate bonds and notes that at time of purchase mature, or that may be redeemed, in one year or less.

CURRENCY TRANSACTIONS - The fund has the ability to enter into forward currency
contracts to  protect against changes in currency exchange rates.    A forward
currency contract is an obligation to purchase or sell a specific currency at a future date and price, both of which are set at the time of the contract. The fund intends to enter into forward currency contracts solely to hedge into the U.S. dollar its exposure to other currencies. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


 Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

LOANS OF PORTFOLIO SECURITIES - Although the fund has no current intention of doing so during the next 12 months, the fund is authorized to lend portfolio securities to selected securities dealers or to other institutional investors whose financial condition is monitored by Capital Research and Management Company (the "Investment Adviser"). The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call in a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of one-third of the value of its total assets, measured at the time any such loan is made.

PORTFOLIO TRADING - The fund intends to engage in portfolio trading when the Investment Adviser believes that the sale of a security owned by the fund and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities, or in connection with a "roll" transaction as described in the Prospectus under "Securities and Investment Techniques."

INVERSE FLOATING RATE NOTES - The fund is authorized to invest up to 1% of the fund's net assets in inverse floating rate notes (a type of derivative instrument). These notes have rates that move in the opposite direction of prevailing interest rates; thus, a change in prevailing interest rates will often result in a greater change in the instruments' interest rates. As a result, these instruments may have a greater degree of volatility than other types of interest-bearing securities.

STRATEGIC PORTFOLIO ADJUSTMENT - The composition of the fund's portfolio will change from time to time primarily in response to expected changes in interest rates and in the yield relationships among sectors of the fixed-income market. The Investment Adviser continually monitors the creditworthiness of companies, the price and yield relationships among different sections of the debt market and the outlook for interest rates in general and in particular parts of the debt market. Yield relationships among securities of various types of issuers, maturities, coupon rates or quality ratings frequently change in response to changing supply-demand influences in the market. When it appears to the Investment Adviser that the yield relationships may change, the composition of the portfolio may be adjusted, should such changes offer the opportunity to further the fund's investment objective. Changes may also be made if the Investment Adviser believes that there is a temporary disparity among individual securities of comparable characteristics. Some such changes may result in short-term gains or losses to the fund. This information, which is shared among the Investment Adviser's other departments and its affiliates, makes up a part of the Investment Adviser's investment decisions.

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund does not anticipate its portfolio turnover to exceed 100% annually. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the Prospectus for the fund's portfolio turnover for each of the last 10 years.

                            INVESTMENT RESTRICTIONS

 The fund has adopted certain additional investment restrictions which may not be changed without approval of the holders of a majority of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. These restrictions provide that the fund may not:

 1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, immediately after and as a result of such investment (a) more than 5% of the value of the fund's total assets would be invested in securities of the issuer; or (b) the fund would hold more than 10% of the voting securities of the issuer; or (c) 25% or more of the value of the fund's assets would be invested in a single industry. Each of the electric utility, natural gas distribution, natural gas pipeline, combined electric and natural gas utility, and telephone industries shall be considered as a separate industry for this purpose;

 2. Invest in companies for the purpose of exercising control or management;

 3. Knowingly purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

 4. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

 5. Buy or sell commodities or commodity contracts in the ordinary course of its business, provided, however, that this shall not prohibit the fund from purchasing or selling currencies including forward currency contracts;

 6. Invest more than 15% of the value of its net assets in securities that are illiquid;

 7. Engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

 8. Make loans in an aggregate amount in excess of 10% of the value of the fund's total assets, taken at the time any loan is made, provided, (i) that the purchase of debt securities pursuant to the fund's investment objectives and entering into repurchase agreements maturing in seven days or less shall not be deemed loans for the purposes of this restriction, and (ii) that loans of portfolio securities as described under "Loans of Portfolio Securities," shall be made only in accordance with the terms and conditions therein set forth;

 9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

 10. Purchase securities at margin;

 11. Borrow money except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets;

 12. Mortgage, pledge, or hypothecate any of its assets;

 13. Purchase or retain the securities of any issuer, if those individual officers and directors of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 The fund has adopted the following non-fundamental investment policies, which may be changed by action of the Board of Directors without shareholder approval: (a) the fund will not invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation, and (b) the fund will not purchase partnership interests or invest in leases to develop, or explore for, oil, gas or minerals.

 Notwithstanding Investment Restriction #3, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.


Notwithstanding Investment Restriction #9, the fund has not current intention (at least during the next 12 months) to see securities short to the extent the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

                          FUND OFFICERS AND DIRECTORS
                     Directors and Director Compensation
           (with their principal occupations during the past five years)#

NAME, ADDRESS AND AGE   POSITION WITH   PRINCIPAL OCCUPATION(S) DURING  AGGREGATE            TOTAL COMPENSATION      TOTAL
                        REGISTRANT      PAST 5 YEARS (POSITIONS WITHIN  COMPENSATION         (INCLUDING VOLUNTARILY  NUMBER
                                        THE ORGANIZATIONS LISTED MAY    (INCLUDING           DEFERRED                OF FUND
                                        HAVE CHANGED DURING THIS        VOLUNTARILY          COMPENSATION/1/)        BOARDS/2/
                                        PERIOD)                         DEFERRED             FROM ALL FUNDS          ON
                                                                        COMPENSATION/1/)     MANAGED BY CAPITAL      WHICH
                                                                        FROM THE FUND        RESEARCH AND            DIRECTOR
                                                                        DURING FISCAL        MANAGEMENT              SERVES
                                                                        YEAR ENDED 12/31/96  COMPANY/2/

++ H. Frederick Christie    Director    Private Investor.  Former President                                            18
 P. O. Box 144                          and Chief Executive Officer, The    $7,350/3/          $156,350
 Palos Verdes, CA 90274                 Mission Group (non-utility holding
 Age: 63                                company, subsidiary of Southern
                                        California Edison Company)

+ Don R. Conlan Age: 61     Director     President Emeritus, The Capital    none/4/             none/4/             12
 1630 Milan Avenue                       Group Companies, Inc.
 South Pasadena, CA 91030

 Diane C. Creel Age: 48     Director     CEO and President,                                                  12
 100 W. Broadway                         The Earth Technology Corporation   6,750              39,000
 Suite 5000
 Long Beach, CA 90802

 Martin Fenton, Jr. Age: 61  Director     Chairman, Senior Resource Group                                           16
 4350 Executive Drive                     (management of senior living   6,950/3/           124,400
 Suite 101                                centers)
 San Diego, CA 92121-2116

 Leonard R. Fuller Age: 50   Director     President, Fuller & Company, Inc.                                           12
 4333 Admiralty Way                       (financial management consulting   7,350/3/           42,900
 Suite 841 ETH                            firm)
 Marina del Rey, CA 90292

+* Abner D. Goldstine Age: 67  President, PEO    Capital Research and Management                                           12
                               and Director   Company, Senior Vice President   none/4/            none/4/
                                            and Director

+** Paul G. Haaga, Jr. Age: 48  Chairman of    Capital Research and Management                                           14
                                  the Board    Company, Executive Vice President    none/4/            none/4/
                                               and Director

 Herbert Hoover III Age: 69    Director     Private Investor
 1520 Circle Drive                                                         $7,150             $61,700              14
 San Marino, CA 91108

 Richard G. Newman Age: 62     Director     Chairman, President and CEO,
 3250 Wilshire Boulevard                    AECOM Technology Corporation   6,950/3/           72,500               13
 Los Angeles, CA 90010-1599                 (architectural engineering)

 Peter C. Valli Age: 70    Director         Retired, Former Chairman,     6,950/3/             40,500              12
 45 Sea Isle Drive                          BW/IP International Inc.
 Long Beach, CA 90803                       (industrial manufacturing)



+ Directors who are considered "interested persons as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025.

** Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as follows:
H. Frederick Christie ($10,582), Martin Fenton, Jr. ($8,661), Leonard Fuller ($4,086), Richard G. Newman ($22,426) and Peter C. Valli ($21,883). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/4/ Don R. Conlan, Abner D. Goldstine and Paul G. Haaga, Jr. are affiliated with the Investment Adviser and, accordingly, receive no compensation from the Fund.


                                   OFFICERS
         (with their principal occupations during the past five years)#

NAME AND ADDRESS                          AGE        POSITION(S) HELD     PRINCIPAL OCCUPATION(S) DURING
                                                     WITH REGISTRANT      PAST 5 YEARS

Richard T. Schotte                        54         Senior Vice          Senior Vice President, Capital
11100 Santa Monica Blvd.                             President            Research Company
Los Angeles, CA 90025

John H. Smet                              40         Vice President       Vice President, Capital
11100 Santa Monica Blvd.                                                  Research and Management Company
Los Angeles, CA 90025

Michael J. Downer                         43         Vice President       Senior Vice President - Fund
333 South Hope Street                                                     Business Management Group,
Los Angeles, CA 90071                                                     Capital Research and Management
                                                                          Company

Mary C. Hall                              39         Vice President       Senior Vice President - Fund
135 South State College Blvd.                                             Business Management Group,
Brea, CA 92821                                                            Capital Research and Management
                                                                          Company

Julie F. Williams                         48         Secretary            Vice President - Fund Business
333 South Hope Street                                                     Management Group, Capital
Los Angeles, CA 90071                                                     Research and Management Company

Anthony W. Hynes, Jr.                     34         Treasurer            Vice President - Fund Business
135 South State College Blvd.                                             Management Group, Capital
Brea, CA 92821                                                            Research and Management Company

Kimberly S. Verdick                       32         Assistant            Assistant Vice President - Fund
333 South Hope Street                                Secretary            Business Management Group,
Los Angeles, CA 90071                                                     Capital Research and Management
                                                                          Company

Todd L. Miller                            38         Assistant            Assistant Vice President - Fund
135 South State College Blvd.                        Treasurer            Business Management Group,
Brea, CA 92821                                                            Capital Research and Management
                                                                          Company


 The fund pays annual fees of $7,500 to Directors who are not affiliated with the Investment Adviser, plus $200 for each Board of Directors meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Directors. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of February 1, 1997, the officers and Directors and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serve over five million investors of all types throughout the world. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue until October 31, 1997 unless sooner terminated and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

 The Investment Adviser has agreed to reduce the fee payable to it under the agreement, (a) by the amount by which the ordinary operating expenses of the fund for any fiscal year of the fund, excluding interest, taxes and extraordinary expenses such as litigation, shall exceed the greater of (i) one percent (1%) of the average month-end net assets of the fund for such fiscal year, or (ii) ten percent (10%) of the fund's gross investment income, and (b) by any additional amount necessary to assure that such ordinary operating expenses of the fund in any year after such reduction do not exceed the lesser of (i) one and one-half percent (1 1/2%) of the first $30 million of average month-end net assets of the fund, plus one percent (1%) of the average month-end net assets in excess thereof or (ii) twenty-five percent (25%) of the fund's gross investment income.

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, provides suitable office space and utilities, necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

 The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets, but including original issue discount as defined for federal income tax purposes. The Internal Revenue Code in general defines original issue discount to mean the difference between the issue price and the stated redemption price at maturity of certain debt obligations. The holder of such indebtedness is in general required to treat as ordinary income the proportionate part of the original issue discount attributable to the period during which the holder held the indebtedness. The management fee is based upon the annual rates of 0.30% of the first $60 million of the fund's average net assets, plus 0.21% on average net assets in excess of $60 million but not exceeding $1 billion, plus 0.18% on average net assets in excess of $1 billion but not exceeding $3 billion, plus 0.16% on average net assets in excess of $3 billion but not exceeding $6 billion, plus 0.15% on average net assets over $6 billion, plus 3% of the first $5.4 million of annual gross income, plus 2.25% of annual gross investment income in excess of $5.4 million but not exceeding $100 million, plus 2% of annual gross investment income in excess of $100 million. Assuming net assets of $7 billion and gross investment income levels of 5%, 6%, 7%, 8% and 9%, management fees would be .25%, .27%, .29%, .31%, and .33%, respectively.

 During the fiscal years ended December 31, 1996, 1995, and 1994, , the Investment Adviser's total fees amounted to $22,728,000, $20,858,000, and $18,755,000, respectively.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of
Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act.   The
Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended December 31, 1996 amounted to $5,534,000 after allowance of $232,568,000 to dealers. During the fiscal years ended December 31, 1995 and 1994 the Principal Underwriter retained $4,814,000 and $4,562,000, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested persons" of the fund due to present or past affiliations with the investment adviser and related companies may be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund is committed to the discretion of the Directors who are not "interested persons" during the existence of the Plan. Plan expenditures are reviewed quarterly and must be renewed annually by the Board of Directors.

 Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fiscal year ended December 31, 1996, the fund paid $16,348,000 under the Plan as compensation to dealers. As of December 31, 1996 accrued and unpaid distribution expenses were $1,062,000.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable investment income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest, if any, it will be taxed only on that portion (if any) of the investment company taxable income and net capital gain that it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months; and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and other securities which must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and net capital gain and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 The fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or distribution record date. Those investors purchasing shares just prior to such a date will then receive a partial return of capital upon the dividend or distribution, which will nevertheless be taxable to them as an ordinary or capital gains dividend.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends and distributions declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation, or non-U.S. partnership (a "non-U.S. shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of capital gains not effectively connected with a U.S. trade or business are not subject to the withholding, but if the non-U.S. shareholder was an individual who was physically present in the U.S. during the tax year for more than 182 days and such shareholder is nonetheless treated as a nonresident alien, the distributions would be subject to a 30% tax.

 The fund may be required to pay withholding and other taxes imposed by countries outside the United States which would reduce the fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. The fund does not currently expect to meet the eligibility requirement for filing this election as its investments in securities of non-U.S. issuers are limited.

 Sales of forward currency contracts which are intended to hedge against a change in the value of securities or currencies held by the fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

 The amount of any realized gain or loss on closing out a forward currency contract such as a forward commitment for the purchase or sale of non-U.S. currency will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Except for transactions in forward currency contracts which are classified as part of a "mixed straddle," any gain or loss recognized with respect to forward currency contracts is considered to be 60% long-term capital gain or loss, and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. Code
Section 988 may also apply to forward currency contracts. Under Section 988, each non-U.S. currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

 Under the Code, a fund's taxable income for each year will be computed without regard to any net non-U.S. currency loss attributable to transactions after October 31, and any such net non-U.S. currency loss will be treated as arising on the first day of the following taxable year.

 As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000. Naturally, the amount of tax payable by an individual will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish and contribute to an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and distributions may also be subject to state or local taxes. Investors should consult their own tax advisers for additional details as to their particular tax status.


                               PURCHASE OF SHARES

METHOD          INITIAL INVESTMENT                    ADDITIONAL INVESTMENTS

                See "Investment Minimums and          $50 minimum (except where a lower
                Fund Numbers" for initial              minimum is noted under "Investment
                investment minimums.                   Minimums and Fund Numbers").

By contacting   Visit any investment dealer who is     Mail directly to your investment
your            registered in the state where the      dealer's address printed on your
investment      purchase is made and who has a         account statement.
dealer          sales agreement with American
                Funds Distributors.

By mail         Make your check payable to the         Fill out the account additions form at
                fund and mail to the address           the bottom of a recent account
                indicated on the account application.  statement, make your check payable
                Please indicate an investment          to the fund, write your account number
                dealer on the account application.     on your check, and mail the check and
                                                       form in the envelope provided with
                                                       your account statement.

By telephone    Please contact your investment         Complete the "Investments by Phone"
                dealer to open account, then follow    section on the account application or
                the procedures for additional          American FundsLink Authorization
                investments.                           Form.  Once you establish the
                                                       privilege, you, your financial advisor or
                                                       any person with your account
                                                       information can call American
                                                       FundsLine(R) and make investments
                                                       by telephone (subject to conditions
                                                       noted in "Telephone Purchases, Sales
                                                       and Exchanges" below).

By wire          Call 800/421-0180 to obtain           Your bank should wire your additional
                 your account number(s), if            investments in the same manner as
                 necessary.  Please indicate an        described under "Initial Investment."
                 investment dealer on the
                 account.  Instruct your bank to
                 wire funds to:
                 Wells Fargo Bank
                 155 Fifth Street
                 Sixth Floor
                 San Francisco, CA 94106
                 (ABA #121000248)
                 For credit to the account of:
                 American Funds Service Company
                 a/c #4600-076178
                 (fund name)
                 (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.




 INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT
STOCK AND STOCK/BOND FUNDS
AMCAP Fund(R)                                                        02
                                             $1,000
American Balanced Fund(R)                                            11
                                             500
American Mutual Fund(R)                                              03
                                             250
Capital Income Builder(R)                                            12
                                             1,000
Capital World Growth and Income Fund(SM)                             33
                                             1,000
EuroPacific Growth Fund(R)                                           16
                                             250
Fundamental Investors(SM)                                            10
                                             250
The Growth Fund of America(R)                                        05
                                             1,000
The Income Fund of America(R)                                        06
                                             1,000
The Investment Company of America(R)                                 04
                                             250
The New Economy Fund(R)                                              14
                                             1,000
New Perspective Fund(R)                                              07
                                             250
SMALLCAP World Fund(R)                                               35
                                             1,000
Washington Mutual Investors Fund(SM)                                 01
                                             250
BOND FUNDS
American High-Income Municipal Bond Fund(R)                            40
                                             1,000
American High-Income Trust(SM)                                       21
                                             1,000
The Bond Fund of America(SM)                                         08
                                             1,000
Capital World Bond Fund(R)                                           31
                                             1,000
Intermediate Bond Fund of America(SM)                                23
                                             1,000
Limited Term Tax-Exempt Bond Fund of                                 43
America(SM)                                  1,000
The Tax-Exempt Bond Fund of America(R)                               19
                                             1,000
The Tax-Exempt Fund of California(R)*                                20
                                             1,000
The Tax-Exempt Fund of Maryland(R)*                                  24
                                             1,000
The Tax-Exempt Fund of Virginia(R)*                                  25
                                             1,000
U.S. Government Securities Fund(SM)                                  22
                                             1,000
MONEY MARKET FUNDS
The Cash Management Trust of America(R)                              09
                                             2,500
The Tax-Exempt Money Fund of America(SM)                             39
                                             2,500
The U.S. Treasury Money Fund of America(SM)                            49
                                             2,500
___________
*Available only in certain states.



 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS
Less than $50,000
                                 6.10%            5.75%            5.00%
$50,000 but less than $100,000
                                 4.71             4.50             3.75
BOND FUNDS
Less than $25,000
                                 4.99             4.75             4.00
$25,000 but less than $50,000
                                 4.71             4.50             3.75
$50,000 but less than $100,000
                                 4.17             4.00             3.25
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000
                                 3.63             3.50             2.75
$250,000 but less than $500,000
                                 2.56             2.50             2.00
$500,000 but less than $1,000,000
                                 2.04             2.00             1.60
$1,000,000 or more                                                 (see below)
                                 none             none


 Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

 American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1997, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

 Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

 Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the "Statement") terms . The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the statement of intention, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, American Funds Service Company, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

  Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate provided by a pricing service in accordance with procedures established by the fund's officers. Short-term securities with more than 60 days remaining to maturity, including forward currency contracts, are valued at the mean of their representative quoted bid and asked prices. Where pricing service or market quotations are not readily available, securities will be valued at fair value by the Board of Directors or a committee thereof. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. The maturities of variable or floating rate instruments are deemed to be the time remaining until the next interest rate adjustment date.

 2. Where pricing service or market quotations are not readily available, securities will be valued at fair value by the Valuation Committee of the Board of Directors.

 3. There are deducted from the total assets, thus determined, the liabilities, including proper accruals of taxes and other expense items; and

 4. The net assets so obtained is then divided by the total number of shares outstanding, and the result, rounded to the nearest cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 3% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

                                REDEEMING SHARES

By writing to American        Send a letter of instruction specifying the name of the fund,
Funds Service Company (at     the number of shares or dollar amount to be sold, your name
the appropriate address       and account number.  You should also enclose any share
indicated under "Principal    certificates you wish to redeem.  For redemptions over
Underwriter and Transfer      $50,000 and for certain redemptions of $50,000 or less (see
Agent" in the Prospectus)     below), your signature must be guaranteed by a bank,
                              savings association, credit union, or member firm of a
                              domestic stock exchange or the National Association of
                              Securities Dealers, Inc. that is an eligible guarantor
                              institution.  You should verify with the institution that
                              it is an eligible
                              guarantor prior to signing.  Additional documentation may be required for redemption of shares held in corporate,
                              partnership or fiduciary accounts.  Notarization by a Notary
                              Public is not an acceptable signature guarantee.

By contacting your            If you redeem shares through your investment dealer, you
investment dealer             may be charged for this service.  SHARES HELD FOR YOU IN
                              YOUR INVESTMENT DEALER'S STREET NAME MUST BE REDEEMED
                              THROUGH THE DEALER.

You may have a redemption     You may use this option, provided the account is registered in
check sent to you by using    the name of an individual(s), a UGMA/UTMA custodian, or a
American FundsLine(R) or      non-retirement plan trust.  These redemptions may not
by telephoning, faxing, or    exceed $10,000 per day, per fund account and the check
telegraphing American         must be made payable to the shareholder(s) of record and be
Funds Service Company         sent to the address of record provided the address has been
(subject to the conditions    used with the account for at least 10 days.  See  "Principal noted in this section and in  Underwriter and Transfer Agent" in the Prospectus and
"Telephone Purchases,         "Exchange Privilege" below for the appropriate telephone or
Sales and Exchanges"          fax number.
below)

In the case of the money      Upon request (use the account application for the money
market funds, you may have    market funds) you may establish telephone redemption
redemptions wired to your     privileges (which will enable you to have a redemption sent to
bank by telephoning           your bank account) and/or check writing privileges.  If you
American Funds Service        request check writing privileges, you will be provided with
Company ($1,000 or more)      checks that you may use to draw against your account.
or by writing a check ($250   These checks may be made payable to anyone you
or more)                      designate and must be signed by the authorized number of
                              registered shareholders exactly as indicated on your checking account signature card.



 A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares
at the offering price on or about the dates you select.   Bank accounts will be
charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

 You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "American FundsLine(R)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the Prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTonet telephone. Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder if the shares owned by such shareholder through redemptions, market decline or otherwise, have a value of less than $150 (determined, for this purpose only as the greater of the shareholder's cost or the current net asset value of the shares, including any shares acquired through reinvestment of income dividends and capital gain distributions), or are fewer than ten shares. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

 While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund does not intend to pay a mark-up in exchange for research in connection with principal transactions.

  Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended December 31, 1996, 1995, and 1994, , amounted to $9,568,000, $7,096,214, and $6,648,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank , One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial agreements in non-U.S. banks or non-U.S. branches of U.S. banks.

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $4,788,000 for the fiscal year ended December 31, 1996.

 When fund shares are purchased by an insurance company separate account to serve as the underlying investment vehicle for variable insurance contracts, the fund may pay a fee to the insurance company or another party for performing certain transfer agent services with respect to contract owners having interests in the fund. The fund has entered into such an agreement with Nationwide Life Insurance Company.

INDEPENDENT AUDITORS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, has served as the fund's independent auditors since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements, included in this Statement of Additional Information from the attached Annual Report, have been so included in reliance on the independent auditors' report given on the authority of said firm as experts in accounting and auditing.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the Directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on December 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's financial statements are audited annually by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined by the Board of Directors.

PERSONAL INVESTING POLICY - The Investment Adviser and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy by contacting the Secretary of the fund.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE - DECEMBER 31, 1996

 Net asset value and redemption price per share              $13.75
  (Net assets divided by shares outstanding)
 Maximum offering price per share                            $14.44
  (100/95.25 of net asset value per share, which takes
  into account the fund's current maximum sales charge)

                               INVESTMENT RESULTS

 The fund's yield is 6.34% based on a 30-day (or one month) period ended December 31, 1996, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

              YIELD = 2[( a-b/cd + 1)/6/ -1]

Where:        a = dividends and interest earned during the period.
              b = expenses accrued for the period (net of reimbursements).
              c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
              d = the maximum offering price per share on the last day of the period.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by annualizing the current month's dividend and dividing by the average net asset value or maximum offering price for the month. The distribution rate may differ from the yield.

 The fund's total annual return over the past twelve months and average annual total returns over the past 5-year and 10-year periods ending on December 31, 1996, were 1.66%, 7.73%, and 8.47%, respectively. The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales charge of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 The investment results for the fund (also referred to as "BFA") set forth below were calculated as described in the fund's prospectus. Data contained in Salomon Brothers' Market Performance and Lehman Brother's The Bond Market Report are used to calculate cumulative total return from their base period (12/31/79 and 12/31/72, respectively) for each index. The percentage increases shown in the table below or used in published reports of the fund are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.

                     THE FUND VS. VARIOUS UNMANAGED INDICES

 Period             The Fund          Salomon         Lehman          Average
1/1 - 12/31                          Brothers (1)    Brothers (2)     Savings
                                                                     Deposit (3)

1987 - 1996        + 125%           + 126%           + 140%          + 67%
1986 - 1995        + 143            + 152            + 171           +  69
1985 - 1994        + 160            + 160            + 175           +  77
1984 - 1993        + 207            + 208            + 233           +  88
1983 - 1992        + 194            + 203            + 225           +  99
1982 - 1991        + 252            + 271            + 316           + 112
1981 - 1990        + 210            + 240            + 261           + 122
1980 - 1989        + 210            + 221            + 236           + 126
1979 - 1988        + 191              n/a            + 189           + 125
1978 - 1987        + 168              n/a            + 165           + 125
1977 - 1986        + 176              n/a            + 167           + 125
1976 - 1985        + 184              n/a            + 173           + 123
1975 - 1984        + 152              n/a            + 157           + 119
1974*- 1983        + 134              n/a            + 118           + 109

  * From May 28.
(1) The Salomon Brothers Broad Investment Grade Bond Index spans the available market for U.S. Treasury/Agency securities, investment grade corporate bonds which have a rating of BBB or better by Standard and Poor's Corporation, and mortgage pass-through securities. This index's inception date is 12/31/79.

(2) The Lehman Brothers Corporate Bond Index is comprised of a large universe of bonds issued by industrial, utility and financial companies which have a minimum rating of Baa by Moody's Investors Service, BBB by Standard and Poor's Corporation or, in the case of bank bonds not rated by either of the previously mentioned services, BBB by Fitch Investors Service.

(3) Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

   IF YOU ARE CONSIDERING THE FUND FOR AN INDIVIDUAL RETIREMENT ACCOUNT . . .


Here's how much you would have if you had invested $2,000 on January 1 of each year in the Fund over the past 5 and 10 years:

5 Years                     10 Years
(1/1/92-12/31/96)           (1/1/87-12/31/96)

$12,228                     $32,294


           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

If you had invested                           ...and taken all  distributions in
$10,000 in the Fund                           shares, your investment would
this many years ago...                           have been worth this much at
                                              Dec. 31, 1996

           |          Period                                     |

   Number of Years      1/1-12/31                             Value
 1                    1996
                                              $10,165
 2                    1995 - 1996
                                              12,021
 3                    1994 - 1996
                                              11.416
 4                    1993 - 1996
                                              13,028
 5                    1992 - 1996
                                              14,511
 6                    1991 - 1996
                                              17,557
 7                    1990 - 1996
                                              18,134
 8                    1989 - 1996
                                              19,971
 9                    1988 - 1996
                                              22,101
 10                   1987 - 1996
                                              22,539
 11                   1986 - 1996
                                              25,958
 12                   1985 - 1996
                                              32,857
 13                   1984 - 1996
                                              36,791
 14                   1983 - 1996
                                              40,282
 15                   1982 - 1996
                                              53,543
 16                   1981 - 1996
                                              57,061
 17                   1980 - 1996
                                              59,085
 18                   1979 - 1996
                                              60,955
 19                   1978 - 1996
                                              62,193
 20                   1977 - 1996
                                              65,396
 21                   1976 - 1996
                                              77,270
 22                   1975 - 1996
                                              87,050
 23                   1974*- 1996
                                              90,323

  *  From May 28, 1974, the fund's inception date

                                FUND COMPARISONS

 According to Lipper Analytical Services, during the period May 31, 1974 through December 31, 1996 (the fund's lifetime), the fund ranked first among the thirteen similar bond funds that were in existence for that period.

 The fund may also refer to results compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services and Wiesenberger Investment Companies Services. Additionally, the Fund may, from time to time, refer to results published in various periodicals, including Barrons, Forbes, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 In addition, the fund may also, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

 Past results are not an indication of future investment results.

             ILLUSTRATION OF A $10,000 INVESTMENT IN THE FUND WITH
        DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS TAKEN IN SHARES (For the lifetime of the Fund May 28, 1974 through December 31, 1996)

                               COST OF SHARES                                                                                  VALUE
OF SHARES

 Fiscal    Annual       Dividends      Total              From             From                  From            Total
Year End   Dividends    (cumulative)   Investment         Initial          Capital Gains         Dividends        Value
 Dec. 31                                   Cost           Investment       Reinvested            Reinvested



1974       $  413       $   413        $10,413            $ 9,473          $   0                 $   411         $ 9,884
1975           897        1,310         11,310              9,799               0                  1,338          11,137
1976        1,010         2,320        12,320              10,555             126                  2,473          13,154
1977        1,114         3,434         13,434             10,125             240                  3,466          13,831
1978        1,198         4,632         14,632              9,438             278                  4,396          14,112
1979        1,387         6,019         16,019              8,848             260                  5,448          14,556
1980        1,706         7,725         17,725              8,147             240                  6,685          15,072
1981        2,096         9,821         19,821              7,564             222                  8,287          16,073
1982        2,408        12,229         22,229              8,799             259                 12,303          21,361
1983        2,529        14,758         24,758              8,612             253                 14,517          23,382
1984        2,838        17,596         27,596              8,563             252                 17,360          26,175
1985        3,193       20,789          30,789              9,722             286                 23,132          33,140
1986        3,566        24,355         34,355              9,861           1,325                 26,980          38,166
1987        3,746        28,101         38,101              9,119           1,225                 28,571          38,915
1988        3,912        32,013         42,013              9,188           1,235                 32,657          43,080
1989        4,425        36,438         46,438              9,181           1,234                 37,028          47,443
1990        4,650        41,088         51,088              8,598           1,155                 39,240          48,993
1991        4,859        45,947         55,947              9,507           1,277                 48,519          59,303
1992        5,221        51,168         61,168             9,709            1,491                 54,828          66,028
1993       5,269        56,437         66,437             10,028            3,501                 61,833         75,362
1994       5,673        62,110         72,110             8,806            3,075                  59,701         71,582
1995       6,112        68,222         78,222             9,632            3,363                 71,650          84,645
1996       6,405        74,627         84,627             9,542            3,332                 77,449          90,323

The dollar amount of capital gain distributions during the period was $3,490

DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C," according to quality as described below:

"Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Ba -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"Caa -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"Ca -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality as described below:

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."


THE BOND FUND OF AMERICA                                               Principal      Market     Percent of
INVESTMENT PORTFOLIO DECEMBER 31, 1996                                    Amount       Value     Net Assets
                                                                           (000)       (000)

ELECTRICAL & GAS UTILITIES
Utilities: Electrical & Gas
Big Rivers Electric Corp. 10.70% 2017                                     $17,000     $18,405            .00
CEZ Finance BV 8.875% 1999 /1/                                              7,000        7,441           .11
CMS Energy 9.50% 1997                                                       2,000        2,043           .03
Columbis Gas System, Inc.:
 Series A, 6.39% 2000                                                      10,000        9,935           .20
 Series E, 7.32% 2010                                                       4,000        3,934
Israel Electric Corp. Ltd. 7.25% 2006 /1/                                  10,000        9,975           .14
Long Island Lighting Co.:
 8.90% 2019                                                                 5,000        5,101           .25
 8.20% 2023                                                                12,500       12,374
                                                                                     --------        ------
                                                                                        69,208           .99
                                                                                     --------        ------
INDUSTRIAL & SERVICE
Appliances & Household Goods
Knoll Group, Inc. 10.875% 2006                                              2,250        2,486           .04
Lifestyle Furnishings International Ltd. 10.875% 2006                       5,500        5,899           .08
                                                                                     --------        ------
                                                                                         8,385           .12
                                                                                     --------        ------
Automobiles
General Motors Corp.:
 9.45% 2011                                                                20,000       23,724           .99
 8.80% 2021                                                                40,000       45,592
                                                                                     --------        ------
                                                                                        69,316           .99
                                                                                     --------        ------
Beverages & Tobacco
Canandaigua Wine Co., Inc.:
 8.75% 2003                                                                 3,000        2,962           .10
 Series B, 8.75% 2003 /1/                                                   4,000        3,950
Dr Pepper Bottling Co. of Texas 10.25% 2000                                 6,500        6,793           .10
                                                                                     --------        ------
                                                                                        13,705           .20
                                                                                     --------        ------
Broadcasting & Publishing
American Media Operations, Inc. 11.625% 2004                               14,500       15,588           .22
American Radio System Corp. 9.00% 2006                                      4,050        3,969           .06
Chancellor Broadcasting Co.:
 9.375% 2004                                                               12,500       12,625           .21
 12.50% 2004                                                                2,000        2,270
Grupo Televisa, S.A. :
 11.375% 2003                                                               5,000        5,362           .19
 0%/13.25% 2008 /2/                                                        12,000        7,980
Infinity Broadcasting Corp. 10.375% 2002                                    4,500        4,747           .07
Jacor Communications, Inc., convertible debenture 0% 2011                  18,000        8,078           .12
Newsquest Capital PLC 11.00% 2006                                           4,750        4,881           .07
Univision Televistion Group, Inc. 11.75% 2001                               5,500        5,682           .08
Young Broadcasting Inc. 10.125% 2005                                        3,500        3,588           .05
                                                                                     --------        ------
                                                                                        74,770          1.07
                                                                                     --------        ------
Construction & Housing
Continental Homes Holding Corp. 10.0% 2006                                  6,500        6,695           .10
Del Webb Corp.:
 9.75% 2003                                                                 8,000        8,160           .14
 9.00% 2006                                                                 2,000        1,950
Kaufman and Broad Home Corp. 10.375% 1999                                   7,500        7,706           .11
M.D.C. Holdings, Inc. 11.125% 2003                                         17,250       17,595           .25
                                                                                     --------        ------
                                                                                        42,106           .60
                                                                                     --------        ------
Data Processing & Reproduction
Apple Computer, Inc. 6.50% 2004                                            19,000       16,530           .24
AST Research, Inc. convertible notes 0% 2013                               31,500       10,080           .14
Data General Corp.:
 7.75% convertible debentures 2001                                          7,000        7,210           .12
 8.375% 2002                                                                1,250        1,190
Maxtor Corp. 5.75% convertible debentures 2012                              2,000        1,340           .02
Neodata Services, Inc. 12.00% 2003                                          2,300        2,415           .03
Unisys Corp.:
 10.625% 1999                                                               2,500        2,591
 8.25% convertible debentures 2000                                         20,000       19,400           .41
 11.75% 2004                                                                6,000        6,405
                                                                                     --------        ------
                                                                                        67,161           .96
                                                                                     --------        ------
Diversified Media & Cable Television
Bell Cablemedia PLC 0%/11.95% 2004 /2/                                     43,500       37,954           .54
Cablevision Industries Corp.:
 10.75% 2004                                                                1,000        1,040           .08
 9.875% 2013                                                                5,000        4,925
Comcast Corp.:
 10.25% 2001                                                               13,000       13,975           .38
 1.125% convertible debentures 2007                                        25,000       12,750
Comcast UK Cable Partners Ltd. 0%/11.20% 2007 /2/                          26,000       18,070           .26
Globo Comunicacoes E Partcipacoes LTDA. 10.50% 2006 /1/                    13,100       13,182           .19
Heartland Wireless Communications, Inc.
 Units, 13.00% 2003 /1/ /3/                                                28,000        4,008           .06
Insight Communications Co., LP 11.25% 2000 /4/                             11,250       11,362           .16
International CableTel Inc.:
 0%/10.875% 2003 /2/                                                        9,500        7,980           .30
 0%/12.75% 2005 /2/                                                        17,750       13,313
 0% convertible debentures 2011
Multicanal Participacoes S.A., 12.625% 2004 /1/                             9,250        9,978           .14
News America Holdings Inc.:
 10.125% 2012                                                              15,000       17,202
 8.625% 2014                                                                3,250        2,401           .59
 7.43% 2026                                                                 8,000        8,080
 8.45% 2034                                                                12,500       13,591
Rogers Communications Inc.:
 10.875% 2004                                                               3,500        3,675           .22
 0% convertible debentures 2004                                            30,000       11,700
Storer Communications, Inc. 10.00% 2003                                    11,087       11,309           .16
TCI Communications, Inc., 8.75% 2015                                        7,500        7,409           .11
Tele-Communications, Inc. 9.25% 2023                                        3,500        3,402           .05
Tele West PLC:
 9.625% 2006                                                                4,700        4,794           .23
 0%/11.00% 2007 /2/                                                        16,000       11,160
Time Warner Inc.:
 0% convertible debentures 1997                                            10,000        3,763
 9.625% 2002                                                               12,000       13,388
 7.75% 2005                                                                10,000       10,059          1.32
 10.15% 2012                                                                7,500        8,995
 0% convertible debentures 2013                                            67,500       29,278
 9.125% 2013                                                               25,000       27,293
TKR Cable I, Inc. 10.50% 2007                                              27,500       28,904           .41
Turner Broadcasting System, Inc. 0% convertible
 debentures 2007 /1/                                                       15,000        7,331           .11
U S WEST, Inc. 0% convertible debentures 2011                              80,000       29,000           .41
Vanguard Cellular Systems, Inc. 9.375% 2006                                 6,000        6,090           .09
Viacom International Inc.:
 9.125% 1999                                                                5,000        5,113           .17
 10.25% 2001                                                                6,100        6,649
Videotron Holdings PLC 0%/11.125% 2004 /2/                                 20,500       17,835           .25
                                                                                     --------        ------
                                                                                       436,958          6.23
                                                                                     --------        ------
Electrical & Electronics
MagneTek, Inc. 10.75% 1998                                                  7,500        7,781           .11
Phillips Electronics N.V. 7.20% 2026                                       25,000       25,344           .36
VLSI Technology, Inc. 8.25% convertible debentures 2005                     4,000        3,965           .06
                                                                                     --------        ------
                                                                                        37,090           .53
                                                                                     --------        ------
Energy & Related Companies
Benton Oil & Gas Co. 11.625% 2003 /1/                                       4,000        4,430           .06
BP America Inc. 10.00% 2018                                                 4,000        4,363           .06
California Energy Co., Inc.:
 9.875% 2003                                                               14,000       14,700           .69
 0%/10.25% 2004 /2/                                                        32,100       33,825
Chesapeake Energy Corp. 9.125% 2006                                         3,760        3,920           .06
Cliffs Drilling Co. 10.25% 2003                                            15,750       16,754           .24
Falcon Drilling Co., Inc.:
 9.75% 2001                                                                 1,000        1,050           .08
 8.875% 2003                                                                4,500        4,590
Flores & Rucks, 13.50% 2004                                                 2,300        2,748           .04
Forcenergy Inc. 9.5% 2006                                                   1,000        1,043           .01
Global Marine, Inc. 12.75% 1999                                             4,250        4,563           .07
Kelley Oil & Gas Corp. 10.375% 2006  /1/                                    7,500        7,819           .11
Mariner Energy, Inc. 10.50% 2006  /1/                                       3,500        3,719           .05
McDermott Inc.:
 9.375% 2002                                                               13,250       13,770           .31
 9.375% 2006                                                                7,500        7,875
Occidental Petroleum Corp. 9.25% 2019                                       4,000        4,794           .07
Oil Co. Ltd. 8.90% 2000 /1/                                                20,000       20,460           .29
OXYMAR 7.50% 2016                                                           8,500        8,160           .12
Subic Power Corp.  9.50% 2008 /1/                                           1,572        1,667           .02
                                                                                     --------        ------
                                                                                       160,250          2.28
                                                                                     --------        ------
Food Retailing
Allied Supermarkets Inc. 6.625% 1998                                        2,872        2,843           .04
Bruno's Inc. 10.50% 2005                                                    7,250        7,685           .11
Carr-Gottstein Foods Co. 12.00% 2005                                       10,000       10,675           .15
The Penn Traffic Co. 9.625% 2005                                            3,000        1,680           .02
Smith's Food & Drug Centers, Inc., 0%/8.64% 2012 /2/                       11,000        9,790           .14
Stater Bros. Holdings Inc. 11.00% 2001                                      9,500       10,308           .15
                                                                                     --------        ------
                                                                                        42,981           .61
                                                                                     --------        ------
Forest Products & Paper
Container Corp. of America:
 10.75% 2002                                                                4,800        5,184
 9.75% 2003                                                                23,500       24,675           .52
 11.25% 2004                                                                6,000        6,510
Fort Howard Corp.:
 9.25% 2001                                                                 7,000        7,297           .16
 11.00% 2002                                                                3,626        3,812
Fort Howard Paper Co. 8.25% 2002                                            3,000        3,007           .04
Grupo Industrial Durango:
 12.00% convertible debentures 2001                                         8,000        8,560
 12.625% 2003                                                               2,625        2,861           .16
Pacific Lumber Co. 10.50% 2003                                                500          508           .01
                                                                                     --------        ------
                                                                                        62,414           .89
                                                                                     --------        ------
General Retailing & Merchandising
Ann Taylor, Inc. 8.75% 2000                                                 4,500        4,410           .06
Barnes & Noble, Inc. 11.875% 2003                                           6,000        6,600           .09
Dayton Hudson Corp. 10.00% 2010                                            10,000       10,326           .15
Loehmann's Inc. 11.875% 2003                                                5,250        5,657           .08
Thrifty PayLess, Inc. 12.25% 2004                                           6,199        7,299           .11
Woolworth Corp.:
 6.98% 2001                                                                12,000       11,905
 7.00% 2002                                                                 6,865        6,773           .29
 8.50% 2022                                                                 1,000        1,054
                                                                                     --------        ------
                                                                                        54,024           .78
                                                                                     --------        ------
Health & Personal Care
Allegiance Corp. 7.00% 2026 /1/                                             5,000        5,073           .07
Integrated Health Services, Inc.:
 9.625% 2004                                                                5,500        5,679
 10.75% 2004                                                                2,925        3,100           .26
 10.25% 2006 /1/                                                            9,350        9,817
Mariner Health Group, Inc. 9.50% 2006                                       5,500        5,376           .08
Merit Behaviorial Care Corp. 11.50%  2005                                   3,000        3,210           .05
Paracelsus Healthcare Corp. 10.00% 2006                                    10,250        9,635           .14
Regency Health Services, Inc. 9.875% 2002                                   2,000        2,030           .03
Universal Health Services, Inc. 8.75% 2005                                  2,300        2,346           .03
                                                                                     --------        ------
                                                                                        46,266           .66
                                                                                     --------        ------


Leisure & Tourism
AMF Group Inc.:
 10.875% 2006                                                               4,750        5,035           .13
 0%/12.25% 2006  /2/                                                        6,500        4,290
Boyd Gaming Corp. 9.25% 2003                                                1,000          980           .01
California Hotel Finance Corp. 11.00% 2002                                 13,250       13,846           .20
Casino America Inc. 12.50% 2003                                             2,500        2,369           .03
Discovery Zone 0% convertible debentures 2013                              28,500          285           .01
Euro Disney SCA 6.75% convertible debentures 2001                      FF108,780        22,197           .32
Foodmaker, Inc.:
 9.25% 1999                                                                $5,250      $5,368            .22
 9.75% 2002                                                                 9,780        9,976
Four Seasons Hotels Inc. 9.125% 2000                                        6,000        6,150           .09
Station Casinos, Inc. 9.625% 2003                                           8,000        7,960           .11
Trump Atlantic City Associates,
 Trump Atlantic City Funding, Inc. 11.25% 2006                              4,250        4,208           .06
Wyndham Hotel Corp. 10.50% 2006                                             4,000        4,260           .06
                                                                                     --------        ------
                                                                                        86,924          1.24
                                                                                     --------        ------
Machinery & Engineering
Agco Corp. 8.50% 2006                                                       5,750        5,901           .08
John Deere Capital Corp. 8.625% 2019                                       16,850       18,208           .26
Newport News Shipbuilding Inc. 9.25% 2006 /1/                               2,050        2,050           .03
Westinghouse Air Brake Co. 9.375% 2005                                      3,750        3,825           .06
                                                                                     --------        ------
                                                                                        29,984           .43
                                                                                     --------        ------
Metals
Acme Metals Inc.:
 12.50% 2002                                                                4,500        4,883           .20
 0%/13.50% 2004 /2/                                                         9,000        9,315
AK Steel Corp.:
 10.75% 2004                                                                6,125        6,692           .23
 9.125% 2006  /1/                                                           9,500        9,749
INCO Ltd.:
 9.875% 2019                                                                7,500        8,036           .36
 9.60% 2022                                                                16,000       17,434
ISPAT Mexicana:
 (Euro) 10.375% 2001                                                        4,650        4,743           .11
 10.375% 2001 /1/                                                           2,000        2,040
Kaiser Aluminum and Chemical Corp.:
 9.875% 2002                                                                8,000        8,200
 12.75% 2003                                                               18,000       19,350
 10.875% 2006 /1/                                                           9,000        9,510           .52
UCAR Global Enterprises Inc. 12.00% 2005                                    3,430        3,953           .06
                                                                                     --------        ------
                                                                                       103,905          1.48
                                                                                     --------        ------
Miscellaneous Materials & Commodities
Freeport-McMoran Copper & Gold 7.20% 2026                                  12,000       11,940           .17
Owens-Illinois, Inc. 11.00% 2003                                            5,000        5,562           .08
Printpack Inc. 10.625% 2006 /1/                                             2,250        2,340           .03
Sterling Chemicals, Inc.:
 11.75% 2006                                                                2,750        2,915           .09
 0%/13.5% 2008 /2/                                                          5,000        3,100
Texas Petrochemicals Corp. 11.125% 2006                                     8,500        9,138           .13
                                                                                     --------        ------
                                                                                        34,995           .50
                                                                                     --------        ------
Multi-Industry
New Tenneco Inc. 8.075% 2002                                                3,000        3,182           .05
Swire Pacific Ltd. 8.50% 2004 /1/                                          10,000       10,715           .15
                                                                                     --------        ------
                                                                                        13,897           .20
                                                                                     --------        ------
Other
Allied Waste North America, Inc. 10.25% 2006 /1/                            3,000        3,150           .04
                                                                                     --------        ------



Protection Services
ADT Operations 9.25% 2003                                                   2,000        2,145           .03
ASH Capital Finance, Ltd. 9.50% 2006                                 Pound 4,500         7,505           .11
Protection One Alarm Monitoring, Inc.
 Units, 0%/13.625% 2005 /1/ /2/ /3/                                       $71,400       16,388           .23
                                                                                     --------        ------
                                                                                        26,038           .37
                                                                                     --------        ------
Telecommunications
360/0/ Communications Co.:
 7.125% 2003                                                               10,000        9,879           .24
 7.50% 2006                                                                 7,000        6,943
Brooks Fiber Properties, Inc. 0%/10.875% 2006 /2/                           8,500        5,674           .08
CellNet Data Systems, Inc. Units, 0%/13.00% 2005 /1/ /2/ /5/               49,750       38,059           .54
Cellular Communications International, Inc. Units, 0% 2000                 15,071       10,700           .15
Cellular, Inc. 0%/11.75% 2003 /2/                                          10,500        9,345           .13
CenCall Communications Corp. 0%/10.125% 2004 /2/                           32,000       21,880           .31
Centennial Cellular Corp.:
 Series A, 0% 2000                                                         19,000       13,680
 Series B, 0% 2000                                                         10,150        7,308
 8.875% 2001                                                               19,000       18,335
 10.125% 2005                                                               5,000        5,037           .63
COLT Telecom Group PLC 0%/12.00% 2006 /2/                                   3,000        1,815           .03
Commnet Cellular Inc. 11.25% 2005                                           4,500        4,781           .07
Comunicacion Celular S.A. Units, 0%/13.125% 2003 /1/ /2/                   17,550       12,987           .19
Dial Call Communications, Inc. 0%/12.25% 2004 /2/                           8,000        5,760           .08
Geotek Communications, Inc., Units, 0%/15.00% 2005 /2/ /3/                271,250        6,081           .09
IntelCom Group Inc. 0%/13.50% 2005 /2/                                      7,500        5,288           .08
Ionica PLC Units, 13.50% 2006                                               9,000       10,485           .15
MFS Communications Co., Inc.
 0%/9.375% 2004 /2/                                                        58,500       50,749          1.01
 0%/8.875% 2006 /2/                                                        27,500       20,006
MobileMedia Communications, Inc.
 0%/10.50% 2003 /2/                                                         6,600        1,386           .05
 9.375% 2007                                                                7,800        2,106
Mobile Telecomm 13.50% 2002                                                 5,030        5,030           .07
New York Telephone Co. 9.375% 2031 /1/                                      5,000        5,660           .08
NEXTEL Communications, Inc.:
 0%/11.50% 2003 /2/                                                        29,000       22,620           .47
 0%/9.75% 2004 /2/                                                         15,000       10,238
Northern Telecom Ltd. 8.75% 2001                                            3,500        3,782           .05
OMNIPOINT:
 12.00% 2000 /5/                                                           12,500       16,774
 11.625% 2006                                                               9,500        9,951           .38
Paging Network, Inc. 11.75% 2002                                           10,275       11,071           .16
PanAmSat, LP PanAmSat Capital Corp.  9.75%  2000                            9,800       10,314           .15
PriCellular Wireless Corp.:
 0%/14.00% 2001 /2/                                                         9,000        8,820
 0%/12.25% 2003 /2/                                                        17,750       15,176           .39
 10.75% 2004 /1/                                                            2,500        2,600
Rogers Cantel Communications Inc. 9.375% 2008                               3,000        3,150           .04
Sprint Spectrum LP, Sprint Spectrum Finance Corp.
 11.00% 2006                                                                6,000        6,495           .09
Telecom Argentina STET - France Telecom S. A. 12.00%  1999                  2,500        2,803           .04
Teleport Communications 9.875% 2006                                         6,500        6,939           .10
                                                                                     --------        ------
                                                                                       409,707          5.85
                                                                                     --------        ------
Textiles & Apparel
Tultex Corp. 10.625% 2005                                                   2,750        2,998           .04
WestPoint Stevens Inc. 8.75% 2001                                           2,500        2,569           .04
                                                                                     --------        ------
                                                                                         5,567           .08
                                                                                     --------        ------
Transportation
Airplanes Pass Through Trust, pass-through certificates:
 Series 1, Class B, 6.59609% 2019 /6/                                       7,284        7,321
 Series 1, Class C, 8.15% 2019 /6/                                         50,000       51,812          1.06
 Series 1, Class D, 10.875% 2019 /6/                                       14,250       15,782
Alaska Airlines:
 Series A, 9.50% 2010                                                       2,328        2,401
 Series B, 9.50% 2010                                                       2,950        3,046           .18
 Series C, 9.50% 2010                                                       2,846        2,944
 Series D, 9.50% 2012                                                       4,778        4,947
American Airlines, Inc.
 1991-C2, mortgage pass-through certificates, 9.73% 2014                    6,000        6,998           .10
Continental Airlines, Inc.:
 9.50% 2001 /1/                                                            18,125       18,397
 6.75% convertible debentures 2006 /1/                                     10,451       11,705
 pass-through certificates:
  Series 1996-A, 6.94% 2015 /6/                                             4,000        3,960           .87
  Series 1996-B, 7.82% 2015 /6/                                            13,500       13,993
  Series 1996-2B, 8.56% 2014 /6/                                            2,000        2,175
  Series 1996, 9.50% 2015 /6/                                               5,000        5,600
  Series 1996-2D, 11.50% 2016 /6/                                           4,471        4,901
Delta Air Lines, Inc.:
 9.875% 2000                                                                2,000        2,166
 pass-through certificates:
  Series 1992-A2, 9.20% 2014 /6/                                           11,750       13,004
  Series 1992-B1, 9.375% 2007 /6/                                           8,874        9,692           .63
 1990 Equipment trust certificates:
  Series J, 10.00% 2014 /1/                                                10,000       11,618
  Series I, 10.00% 2014  /1/                                                5,000        5,809
  Series F, 10.79% 2014 /1/                                                 1,700        2,115
Federal Express Corp. 1996 pass through certificates,
 Series A1, 7.85% 2015 /6/                                                  5,000        5,191           .07
Jet Equipment Trust:
 Series 1994-A, 10.91% 2006 /1/                                             6,842        7,975
 Series 1994-A, 11.79% 2006 /1/                                             4,000        4,857
 Series 1995-A, 11.44% 2014 /1/                                            10,000       11,781          1.04
 Series 1995-B, 10.91% 2014 /1/                                             5,000        5,693
 Series 1995-A, 10.69% 2015 /1/                                            10,500       12,676
 Series 1995B-A, 7.63% 2015 /1/                                            22,856       23,527
 Series 1995B-C, 9.71% 2015 /1/                                             5,500        6,289
MC-Cuernavaca Trust 9.25% 2001 /1/                                          4,674        4,137           .06
Teekay Shipping Corp. 8.32% 2008                                            6,000        6,060           .09
United Air Lines, Inc., pass-through certificates:
 Series 1993-A3, 8.39% 2011 /6/                                             7,500        7,780
 Series 1995-A1, 9.02% 2012 /6/                                            10,863       11,757
 Series 1995-A2, 9.56% 2018 /6/                                             8,000        9,058           .55
 Series 1996-A1, 7.27% 2013 /6/                                             5,000        4,842
 Series 1996-A2, 7.87% 2019 /6/                                             5,000        4,916
USAir, Inc.:
 1990 Equipment Trust Certificates:
  Series A, 10.28% 2001                                                       754          742
  Series B, 10.28% 2001                                                       754          742
  Series C, 10.28% 2001                                                       530          522
  9.625% 2003                                                               3,996        4,046
  10.00% 2003                                                              11,500       11,644           .75
 pass-through trust:
  Series 1989-A1, 9.33% 2006 /6/                                            4,463        4,407
  Series 1993-A2, 9.625% 2003 /6/                                           8,125        8,288
  Series 1993-A3, 10.375% 2013 /6/                                          7,250        7,576
  Class B, 7.50% 2008 /6/                                                   8,279        8,393
  Class C, 8.93% 2008 /6/                                                   4,870        5,284
ValuJet Inc. 10.25% 2001                                                    4,000        3,330           .05
                                                                                     --------        ------
                                                                                       381,899          5.45
                                                                                     --------        ------
FINANCE
Banking & Thrifts
Banco Nacional de Mexico, 11.00% convertible debentures 2003 /1/            4,425        4,519           .06
Berkeley Federal Bank & Trust FSB, 12.00% 2005                              6,000        6,600           .09
Chevy Chase Bank, F.S.B. 9.25% 2008                                         2,000        2,040           .03
Credit Foncier de France 8.00% 2002                                        16,435       17,390           .25
Den Danske Bank Aktieselskab 7.25% 2005 /1/                                 3,000        3,020           .04
First Nationwide 12.25% 2001                                                9,000       10,170           .15
First Nationwide Holdings Inc.:
 9.125% 2003                                                                6,000        6,120
 10.625% 2003 /1/                                                          12,750       13,770           .39
 12.50% 2003                                                                6,000        6,720
First Union Corp. 6.82%/7.57% 2026 /2/                                     10,000       10,028           .14
Kansallis-Osake-Pankki:
 9.75%  1998                                                                5,000        5,307           .10
 10.00%  2002                                                               1,000        1,135
Midland American Capital 12.75% 2003                                       12,150       13,484           .19
New American Capital, Inc.  9.60% 1999 /1/ /4/                             15,000       15,663           .22
Skandinaviska Enskilda Banken (N.Y. City) 6.875% 2009                       8,250        7,969           .11
                                                                                     --------        ------
                                                                                       123,935          1.77
                                                                                     --------        ------
Financial Services
Aames Financial Corp. 9.125% 2003                                           5,000        5,087           .07
Beneficial Corp. 12.875% 2013                                               3,800        4,334           .06
Capital One Bank 7.35% 2000                                                 5,000        5,077           .07
Ford Motor Credit Co. 9.50% 2000                                            7,350        7,982           .12
General Motors Acceptance Corp.:
 7.00% 2000                                                                 5,000        5,063           .15
 8.75% 2005                                                                 5,000        5,530
                                                                                     --------        ------
                                                                                        33,073           .47
                                                                                     --------        ------
Insurance
Aetna Services, Inc. 6.97% 2036                                            12,500       12,729           .18
American Re Corp. 10.875% 2004                                             10,000       10,773           .15
Fairfax Financial Holdings Ltd., 8.25% 2015                                 5,750        5,980           .09
Fidelity National Financial 0% 2009                                        20,000        9,300           .13
Metropolitan Life Insurance Co. 7.45% 2023 /1/                             10,000        9,309           .13
Terra Nova Insurance (UK) Holdings PLC 10.75% 2005                          3,000        3,398           .05
                                                                                     --------        ------
                                                                                        51,489           .73
                                                                                     --------        ------
Real Estate
Beverly Finance Corp. 8.36% 2004 /1/                                       15,000       15,737           .22
B.F. Saul REIT 11.625% 2002                                                20,000       21,600           .31
Corporate Property Investors:
 9.00% 2002 /1/                                                             2,000        2,165           .09
 7.75% 2004 /1/                                                             4,250        4,402
ERP Operating Limited Partnership:
 7.57% 2026                                                                11,000       11,222           .22
 7.95% 2002                                                                 3,750        3,889
Irvine Co. 7.46% 2006 /1/ /5/                                              17,000       16,247           .23
New World China Finance Ltd. 4.00% 1999 /1/                                 4,000        4,000           .06
Security Capital Industrial Trust:
 7.25% 2002                                                                 1,000        1,014
 7.95% 2008                                                                 5,000        5,141           .15
 7.875% 2009                                                                5,000        5,142
Security Capital Pacific Trust:
 7.15% 2010                                                                 2,000        1,982           .06
 7.90% 2016                                                                 2,100        2,101
Shopping Center Associates 6.75% 2004 /1/                                  12,000       11,665           .17
Taubman Realty Group 7.00% 2003                                             2,000        1,932           .03
Wellsford Residential Property Trust:
 7.75% 2005                                                                 1,000        1,011           .03
 7.25% 2000                                                                 1,000        1,014
                                                                                     --------        ------
                                                                                       110,264          1.57
                                                                                     --------        ------
COLLATERALIZED MORTGAGE/ASSET-BACKED OBLIGATIONS /6/
(Excluding Those Issued by Federal Agencies)
Aames Mortgage Trust:
 1996 Series D, Class A-1B, 6.34% 2012                                     22,000       21,956
 1996 Series D, Class A-1B, 6.52% 2020                                      9,000        8,968           .78
 1996 Series D, Class A-1B, 6.87% 2024                                     19,500       19,407
 1996 Series D, Class A-1B, 7.17% 2025                                      4,000        3,980
AFC Home Equity Loan Trust, Series 1995-5, Class 1A4,
 6.87% 2027                                                                 9,000        8,839           .13
Asset Securitization Corp. 7.21% 2026                                       3,000        3,064           .04
Banco Nacional de Mexico 0% 2002 /1/                                       18,178       14,384           .21
BCF L.L.C :
 Series 1996-C2, Class A, 7.641% 2026 /1/                                   4,496        4,550           .08
 Series 1996-C2, Class C, 7.901% 2026 /1/                                   1,000        1,019
Capstead Securities Corp. IV, collateralized mortgage
 obligations, Series 1992-4, Class J, 19.6067% 2022 /7/                     8,750        9,297           .13
Chase Manhattan Bank, N.A.:
 Series 96-1, Class A1, 7.60% 2005                                          4,947        5,108           .21
 Series 93-I, Class 2A5, 7.25% 2024                                        10,000        9,990
Collateralized Mortgage Obligation Trust,                                   6,182        6,648           .10
 Series 63, Class Z, 9.00% 2020
ContiMortgage Home Equity Loan Trust 6.37% 2011                             1,500        1,487           .02
CSFB Finance Co. Ltd., Series 1995-A, 5.00%/7.00% 2005                     30,000       29,767           .43
CS First Boston Mortgage Securities Corp., mortgage
 pass-through certificates:
  Series 1995-AEW1, 6.665% 2027                                               444          444           .18
  Series 1995-MBL1, 6.425%  2030                                           12,233       12,227
Electronic Transfer Master Trust  9.35% 2002 /1/                           21,750       21,995           .31
EquiCredit Funding Asset Backed Certificates:
 Series 1996 A, Class A3, 7.35% 2019                                        1,000        1,018           .31
 Series 1996 A, Class A2, 6.95% 2012                                       21,000       21,210
FIRSTPLUS Home Loan Owner Trust,
 Series 1996-4, Class A3, 6.28% 2009                                        1,000          991           .01
GCC Home Equity Trust, asset-backed certificates, Series:
 1990-1, 10.00% 2005                                                        2,637        2,705           .04
G E Capital Mortgage Services Inc.:
 Series 1994-9, Class A9, 6.50% 2024                                        4,068        3,453
 Series 1994-15, Class A10, 6.00% 2009                                     16,376       14,788           .58
 Series 1995-1, Class A8, 8.40% 2025                                       21,785       22,248
GMAC Commercial Mortgage Securities Inc.,                                     998        1,001           .01
 Series 1996-C1, Class A2A, 6.79% 2028
Green Tree Financial Corp., pass-through certificates:
 Series 1994-A, Class NIM, 6.90% 2004                                       6,473        6,457
 Series 1995-A, Class NIM, 7.25% 2005                                      42,309       42,258
 Series 1993-2, Class B, 8.00% 2018                                         2,250        2,280           .96
 Series 1995-9, Class A-5, 6.80% 2027                                       8,000        7,880
 Series 1995-9, Class A-5, 7.30% 2028                                       8,500        8,287
IMC Home Equity Loan Trust:
 1996 Series 4, Class A1, 6.59% 2011                                        9,226        9,226           .40
 1996 Series 4, Class A1, 6.81% 2011                                       18,972       18,991
J.P. Morgan Commercial Mortgage Finance Corp.,pass-
 through certificates:
 Series 1995-C1, Class A-2, 7.3985% 2010 /4/                                1,000        1,025           .03
 Series 1996-C3, Class A-1, 7.33% 2028 /4/                                    985        1,006
Merrill Lynch Mortgage Investors, Inc.:
 Series 1995-C2, Class D, 8.2657%  2021 /4/                                   899          919
 Series 1995-C3, Class A1,  6.7885%  2025 /4/                               2,844        2,851
 Series 1996-C2, CLASS A1, 6.69% 2028                                      14,452       14,452           .50
 Series 1996-WF1, Class A1 WAC, 6.586% 2028 /1/                            14,720       14,764
 Series 1996-WF1 Class D, 6.5862199% 2028                                   2,000        1,880
The Money Store Trust:
 Series 1996-D, Class A-12, 6.37% 2011                                     20,000       20,275
 Series 1996-D, Class A-14, 6.985% 2016                                     4,000        4,075           .39
 Series 1996-C, Class A3, 7.07% 2017                                        3,000        3,030
Morgan Stanley Capital Inc., Series 1995-GA1, Class A1,
 7.00% 2002 /1/                                                            15,109       15,260           .22
Prudential-Bache CMO Trust, Series 3, Class F, 9.44% 2018                   1,000        1,068           .02
Prudential Home Mortgage Securities Co., Inc.:
 Series 1993-7, Class A-4, 8.00% 2003                                       9,323        9,396
 Series 1993-7, Class A-5, 8.00% 2003                                       1,432        1,429
 Series 1993-48, Class A-6, 6.25% 2008                                      4,466        4,153           .44
 Series 1992-37, Class A-6, 7.00% 2022                                      1,408        1,408
 Series 1993-34, Class A-1, 7.00% 2023                                     14,702       14,702
Residential Funding Mortgage Securities I, Inc., Series
 1992-S6, Class A-10, 12.102% 2022 /7/                                     10,124        9,441           .13
Resolution Trust Corp.:
 Series 1991-M5, Class B, 9.00% 2017                                        2,403        2,469
 Series 1992-6, Class A-2B, 8.40% 2024                                      6,159        6,193
 Series 1993-C1, Class D, 9.45% 2024                                        9,352        9,562
 Series 1993-C1, Class E, 9.50% 2024                                          500          498           .37
 Series 1993-C2, Class C, 8.00% 2025                                        3,000        3,044
 Series 1993-C2, Class D, 8.50% 2025                                        3,290        3,344
 Series 1993-C2, Class E, 8.50% 2025                                          341          339
Standard Credit Card Master Trust I, credit card
 participation certificates, Series 1994-2A, 7.25% 2008                     5,000        5,112           .07
Standard Credit Card Trust, credit card participation
 certificates:
 Series 1990-3A, 9.50% 1998                                                 2,000        2,024           .11
 Series 1991-3A, 8.875% 1999                                                5,500        5,720
Structured Asset Securities Corp., pass-through certificates:
 Series 1995-C1, Class A1A, 7.375% 2024                                       735          742
 Series 1996-CFL, Class D, 7.034% 2028                                      2,950        2,932           .08
 Series 1996-CFL, Class E, 7.034% 2028                                      1,763        1,789
UCFC Acceptance Corp. pass-through certificates:
 Series 1995-B1, Class A3, 6.75% 2017                                       2,000        2,007           .03
 Series 1996-B1, Class A3, 7.30% 2013                                         500          506           .01
 Series 1996-C1, Class A4, 7.7475% 2020                                     9,500        9,642           .14
 Series 1996-D, Class A4, 6.776% 2016                                       2,400        2,398           .04
 Series 1996-B1, Class A2, 7.075% 2010                                     10,000       10,062           .14
                                                                                     --------        ------
                                                                                       535,440          7.65
                                                                                     --------        ------
GOVERNMENTAL
Governments (Excluding U.S. Government)
Argentina (Republic of):
 8.375% 2003                                                               10,000        9,413           .16
 11.00% 2006                                                                1,000        1,048
 Eurobond 6.8125% 2005 /4/                                                 22,251       19,392           .28
Banco Nacional de Comercio Exterior, S.N.C., 7.25% 2004                       750          662           .01
British Columbia Hydro & Power Authority:
 12.50% 2013                                                                4,000        4,532
 12.50% 2014                                                                7,000        8,085           .19
Canadian Government:
 10.50% 2001                                                             C$5,000         4,337
 6.50% 2004                                                                25,000       18,617
 9.00% 2004                                                                87,750       75,108          1.68
 8.75% 2005                                                                15,000       12,726
 4.524% 2021                                                                9,000        7,268
Deutschland Republic:
 6.25% 2024                                                              DM6,000         3,703
 8.00% 2002                                                                34,050       25,309           .41
Ecuador Bear PDI /3/:
 6.50% 2015                                                                $1,029          632
 6.50% 2015                                                                   500          347
Ecuador (Republic of) Past Due Interest Bond 6.5% 2015 /5/                     29           18           .00
Ireland (Republic of) 8.00% 2006                                            6,700       12,385           .18
Italian Government National:
 10.50% 2005                                                          ITL15000000       11,808           .17
Italy (Republic of) 6.875% 2023                                             5,000        4,755           .07
The Russian Federation 9.25% 2001 /1/                                      $5,000        4,875           .07
New Zealand Government 4.50% 2016 /8/                                   NZ$19,000       13,157           .19
Ontario (Province of):
 7.75% 2002                                                                $3,500        3,696
 7.625% 2004                                                                5,000        5,273           .37
 7.00% 2005                                                                 8,750        8,866
 15.25% 2012                                                                6,985        7,794
Panama Interest Reduction Bond: 3.50% 2014                                  8,000        5,560           .10
 6.75% 2006 /1/ /4/                                                         1,500        1,174
Philippine Front-Loaded Interest Reduction Bond,                              250          236           .00
 Series B, 5.00% 2008 /6/
Poland (Republic of):
 Past Due Interest Bond 3.75% 2014                                         20,000       16,925           .32
 Past Due Interest Bond 3.75% 2014                                          7,000        5,924
 Treasury Bill 1997                                                        16,200        5,344           .08
Quebec (Province of):
 8.625%  2005                                                               6,750        7,419           .20
 13.25%  2014                                                               5,500        6,599
Republic of Solvenia, 7.0% 2001 /1/                                         7,000        7,096           .10
South Africa (Republic of) 13.00% 2010                                  ZAR81,000       14,248           .20
United Mexican States Government Eurobonds:
 Global 11.375% 2016                                                       $2,015        2,108
 Global 7.5625% 2001 /1/ /4/                                               19,000       19,042
 Series A, 6.25% 2019                                                       1,000          733           .34
 Series B, 6.39844% 2019 /6/                                                1,250        1,078
 Series B, 6.39062% 2019 /6/                                                  500          431
Venezuela (Republic of):
 6.625% 2007 /4/                                                           11,250        9,928           .14
 Front Loaded Interest Reduction Bond 6.375% 2007 /4/                       1,000          894           .01
 Front Loaded Interest Reduction Bond 6.50% 2007 /4/                          250          223           .00
                                                                                     --------        ------
                                                                                       368,768          5.27
                                                                                     --------        ------
Development Authorities
Inter-American Development Bank 8.875% 2009                                10,000       11,653           .17
                                                                                     --------        ------
Federal Agency Obligations - Mortgage Pass-Throughs /6/
Federal Home Loan Mortgage Corp.:
 7.50% 2025                                                                11,731       11,742
 8.00% 2003-2010                                                            5,537        5,675
 8.25% 2007                                                                 2,841        2,944
 8.50% 2002-2020                                                           34,665       36,106
 8.75% 2008                                                                 3,644        3,835
 9.00% 2021                                                                 1,063        1,133
 10.00% 2011-2019                                                             411          451          1.00
 10.50% 2020                                                                2,832        3,135
 10.75% 2010                                                                  131          145
 11.50% 2000                                                                   40           42
 12.00% 2010-2015                                                           1,591        1,799
 12.50% 2009-2019                                                           1,883        2,142
 12.75% 2015-2019                                                             703          809
 13.00% 2014                                                                   76           89
 13.50% 2018                                                                   13           16
 13.75% 2014                                                                   21           25
Federal National Mortgage Assn.:
 6.50% 2025                                                                 1,271        1,212
 7.00% 2009-2010                                                            4,521        4,516
 7.50% 2009-2024                                                           16,921       17,112
 7.50% 2025 /4/                                                            11,127       11,421
 8.00% 2023                                                                 3,221        3,315
 8.50% 2009                                                                 6,620        6,905
 8.50% 2020-2023                                                            6,705        7,016
 9.00% 2025                                                                 6,950        7,368
 9.50% 2009-2025                                                            6,777        7,360          1.39
 10.00% 2019-2025                                                          18,457       20,323
 10.50% 2012                                                                4,971        5,510
 11.00% 2020-2015                                                           3,383        3,798
 11.25% 2014                                                                   61           69
 11.50% 2010-2014                                                             324          370
 12.00% 2015-2019                                                             143          165
 12.50% 2015                                                                  329          387
 13.00% 2014                                                                   56           66
 15.00% 2013                                                                   71           86
Government National Mortgage Assn.:
 5.00% 2026 /4/                                                             8,519        8,340
 5.00% 2025-2026                                                            8,107        7,923
 5.50% 2023-2025 /4/                                                      134,013      136,180
 6.00% 2024 /4/                                                            58,582       59,664
 6.125% 2022 /4/                                                            8,366        8,553
 6.50% 2008-2026 /4/                                                       46,869       45,616
 7.00% 2008-2026 /4/                                                      115,530      114,851          8.94
 7.50% 2008-2026                                                           83,036       83,693
 8.00% 2017-2023                                                           19,818       20,410
 8.50% 2020-2026                                                           64,947       67,645
 9.00% 2016-2025                                                           31,802       33,913
 9.50% 2009-2025                                                           21,056       22,860
 10.00% 2017-2019                                                          11,438       12,582
 10.50% 2015-2019                                                             671          753
 11.00% 2013-2016                                                           1,460        1,663
 11.50% 2015                                                                   61           71
 12.00% 2014                                                                  144          169
 12.50% 2010-2015                                                             910        1,070
 13.25% 2014                                                                   84           99
                                                                                     --------        ------
                                                                                       793,142         11.33
                                                                                     --------        ------
FEDERAL AGENCY OBLIGATIONS - OTHER
Federal Home Loan Bank Bonds:
 6.16% 2004                                                                24,000       23,021
 6.27% 2004                                                                 5,000        4,826
 6.38% 2003                                                                 3,000        2,919          1.19
 6.41% 2003                                                                18,580       18,075
 7.00% 2005                                                                35,000       34,338
Federal Home Loan Mortgage Notes:
 5.74% 2003                                                                 6,500        6,169
 5.78% 2003                                                                14,520       13,739
 6.185% 2003                                                               19,845       19,119
 6.19% 2004                                                                11,000       10,543
 6.24% 2003                                                                 2,900        2,804
 6.27% 2004                                                                 3,500        3,381
 6.28% 2003                                                                 3,000        2,913
 6.30% 2003                                                                 2,000        1,952          1.72
 6.375% 2003                                                                5,820        5,657
 6.39% 2003                                                                10,330       10,056
 6.50% 2003                                                                 6,200        6,020
 6.555% 2006                                                                7,500        7,239
 7.00% 2002                                                                25,000       24,785
 7.29% 2004                                                                 6,000        5,969
Federal National Mortgage Association Notes:
 7.70% 2004                                                                12,500       12,754
 medium-term notes:
  5.54% 1997                                                               30,000       29,987          1.22
  6.14% 2004                                                               13,000       12,437
  7.43% 2005                                                               30,000       29,794
FNSM Callable Principal STRIPS 0%/8.25% 2022 /2/                            4,500        3,855           .06
                                                                                     --------        ------
                                                                                       292,352          4.19
                                                                                     --------        ------
Collateralized Mortgage Obligations - Federal Agencies /6/
Federal Home Loan Mortgage Corp.:
 Series 1716, Class A, 6.50% 2009                                           4,750        4,536
 Series 1657, Class SA, 6.7659% 2023 /7/                                    7,520        4,874           .20
 Series 1673, Class SA, 5.0784% 2024 /7/                                    7,879        4,553
Federal National Mortgage Assn.:
 Series 91-146, Class Z, 8.00% 2006                                         6,794        6,955
 Series 90-93, Class G, 5.50% 2020                                          1,500        1,408           .17
 Series 93-247, Class Z, 7.00% 2023                                         3,679        3,371
                                                                                     --------        ------
                                                                                        25,697           .37
                                                                                     --------        ------
U.S. Treasury Obligations
8.125% February 1998                                                       52,000       53,349           .76
5.875% April 1998                                                           6,500        6,510           .09
9.25% August 1998                                                         164,250      172,796          2.47
8.875% November 1998                                                        1,000        1,052           .02
8.875% February 1999                                                       35,000       37,029           .53
9.125% May 1999                                                            13,250       14,159           .20
6.875% July 1999                                                           80,000       81,625          1.17
8.875% May 2000                                                            30,000       32,503           .46
8.750% August 2000                                                         28,000       30,345           .43
8.50% November 2000                                                        36,000       38,880           .56
7.75% February 2001                                                        26,000       27,475           .39
8.00% May 2001                                                             15,000       16,029           .23
13.125% May 2001                                                           21,500       27,107           .39
14.25% February 2002                                                        7,000        9,442           .13
11.625% November 2002                                                      92,000      116,020          1.66
7.25% May 2004                                                            135,875      142,966          2.04
7.875% November 2004                                                        6,000        6,548           .09
11.625% November 2004                                                      93,500      123,449          1.76
6.50% May 2005                                                             30,000       30,202           .43
10.375% November 2009                                                      42,000       51,890           .74
10.00% May 2010                                                             7,500        9,171           .13
12.75% November 2010                                                       10,500       14,862           .21
10.375% November 2012                                                      29,000       37,346           .53
12.00% August 2013                                                         10,000       14,305           .21
8.875% August 2017                                                        211,000      260,619          3.72
8.125% May 2021                                                            27,000       31,328           .45
                                                                                     --------        ------
                                                                                     1,387,007         19.80
                                                                                     --------        ------
Floating Rate Eurodollar Notes (Undated) /4/
Allied Irish Banks Ltd. 6.4375%                                             7,000        6,440           .09
Bank of Nova Scotia 6.00%                                                  10,000        8,650           .12
Bergen Bank 6.00%                                                           5,000        4,244           .06
Canadian Imperial Bank of Commerce 6.125%                                  25,000       21,344           .31
Christiana Bank Og Kreditkasse 6.0625%                                      6,000        5,175           .07
Hongkong and Shanghai Banking Corp. 6.25%                                  10,000        8,718           .13
Lloyds Bank (#2) 6.062%                                                     8,000        7,075           .10
Midland Bank 5.8125%                                                        5,000        4,398           .06
National Bank of Canada 3.0313%                                             5,000        3,975           .06
Standard Chartered Bank:
 5.775%                                                                     5,000        4,163
 5.8125%                                                                   15,000       12,445           .24
                                                                                     --------        ------
                                                                                        86,627          1.24
                                                                                     --------        ------
EQUITY-TYPE SECURITIES & MISCELLANEOUS
Equity-Type Securities
Nextel Corp. warrants /5/ /9/                                              38,750            0           .00
IntelCom Group Inc., warrants /5/ /9/                                      47,850          502           .01
                                                                                     --------        ------
                                                                                           502           .01
                                                                                     --------        ------
MISCELLANEOUS

Investment securities in the initial period of acquisition                               8,060           .12
                                                                                     --------        ------



TOTAL BONDS, NOTES AND EQUITY-TYPE SECURITIES                                        --------        ------
 (cost: $5,996,788,000)                                                              6,108,709         87.24
                                                                                     --------        ------


SHORT-TERM SECURITIES
Commercial Paper
A.I. Credit Corp.:
 5.35% due 01/09/97                                                        20,000       19,973           .72
 5.35% due 02/18/97                                                        30,000       29,779
Alberta (Province of) 5.34% due 01/21/97                                   20,000       19,938           .29
American Brands, Inc.:
 5.34% due 01/07/97                                                        24,000       23,976           .48
 5.41% due 01/24/97                                                        10,000        9,965
Beneficial Corp.:
 5.41% due 01/16/97                                                         3,000        2,993
 5.37% due 01/22/97                                                        21,400       21,331           .70
 5.53% due 01/29/97                                                        15,000       14,933
 5.51% due 02/27/97                                                        10,000        9,912
Commercial Credit Co.:
 5.36% due 01/16/97                                                        22,200       22,148           .60
 5.50% due 02/03/97                                                        20,000       19,897
E.I. du Pont de Nemours and Co.:
 5.34% due 01/27/97                                                        25,000       24,901           .68
 5.37% due 01/29/97                                                        22,400       22,309
Ford Motor Credit Co.:
 5.38% due 01/13/97                                                        30,500       30,441
 5.36% due 01/15/97                                                        20,000       19,955          1.08
 5.41% due 02/28/97                                                        25,500       25,276
General Electric Capital Corp.:
 5.36% due 01/23/97                                                        30,700       30,595           .80
 5.46% due 01/28/97                                                        25,000       24,895
H.J. Heinz Co.:
 5.31% due 01/02/97                                                        30,000       29,991
 5.48% due 02/06/97                                                         9,005        8,954           .63
 5.42% due 03/04/97                                                         6,900        6,835
Hershey Foods Corp.:
 5.37% due 01/23/97                                                        19,500       19,434           .35
 5.34% due 01/30/97                                                         5,000        4,978
IBM Credit Corp.:
 5.38% due 01/14/97                                                        28,900       28,840           .71
 5.36% due 01/17/97                                                        21,000       20,947
National Australia Funding Inc.:
 5.34% due 01/06/97                                                        32,000       31,972           .74
 5.37% due 01/21/97                                                        20,000       19,938
National Rural Utilities Cooperative Finance Corp.:
 5.38% due 01/10/97                                                        15,000       14,978
 5.35% due 02/04/97                                                        15,000       14,924
 5.36% due 02/05/97                                                         5,000        4,973           .77
 5.62% due 02/14/97                                                        19,800       19,662
New Center Asset Trust 7.20% due 01/02/97                                  43,100       43,083           .62
Norfolk Southern Corp. 5.38% due 01/08/1997                                15,000       14,982           .21
Raytheon Co.:
 5.37% due 01/17/97                                                        20,000       19,951
 5.34% due 01/21/97                                                        10,000        9,969           .64
 5.38% due 01/24/97                                                        15,000       14,947
Safeco Credit Co. Inc.:
 5.37% due 01/06/97                                                         4,900        4,896
 5.35% due 02/03/97                                                        12,000       11,940           .41
 5.37% due 02/05/97                                                        12,000       11,936
Warner Lambert Co.
 5.34% due 02/20/97                                                        15,000       14,885           .47
 5.36% due 03/05/97                                                        18,000       17,828
                                                                                     --------        ------
                                                                                       764,060         10.90
                                                                                     --------        ------
Certificates of Deposit
Canadian Imperial Holdings Inc.:
 5.40% due 02/18/97                                                        15,000       14,999
 5.37% due 01/03/97                                                        10,000       10,000           .68
 5.38% due 01/31/97                                                        22,000       22,000
                                                                                     --------        ------
                                                                                        46,999           .68
                                                                                     --------        ------



                                                                                     --------
TOTAL SHORT-TERM SECURITIES (Cost $811,071,000)                                        811,059         11.58
                                                                                     --------        ------
TOTAL INVESTMENT SECURITIES (cost $6,807,859,000)                                    6,919,768         98.82

Excess of cash and receivables over payables                                            82,621          1.18
                                                                                     --------        ------
NET ASSETS                                                                           7,002,389          1.00
                                                                                     ========        ======




/1/  Purchased in a private placement transaction; resale to the public may require registration.

/2/  Step bond; coupon rate will increase at a later date.

/3/  Security was purchased as a unit; issue was separated but reattached for reporting purposes.

/4/  Coupon rate may change periodically.

/5/  Valued under procedures established by the Board of Directors.

/6/  Pass-through securities backed by a pool of mortgages or other loans on which principal paymwnts are periodically made.  Therefore, the effective maturity is shorter than the stated maturity.

/7/  Inverse floater, which is a floating rate note whose interest rate moves in the opposite direction of prevailing interest rates.

/8/ Index-linked bond, which is a floating rate whose principal amount moves with a government retail price index.

/9/  Non-income-producing security.


See Notes to Financial Statements

The Bond Fund of America
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996                                    (dollars in         thousands)
Assets:
Investment securities at market
 (cost: $6,807,859)                                                      $6,919,768
Cash                                                                          3,781
Prepaid expense
Receivables for--
 Sales of investments                                    $11,195
 Sales of Fund's shares                                   14,509

 Dividends and accrued interest                           94,231            119,935
                                                       ---------        -----------
                                                                          7,043,484
Liabilities:
Payables for--
 Purchases of investments                                 23,556
 Repurchases of fund's shares                             13,553
 Forward currency contracts                                  727
 Dividends on Fund's shares                                   24
 Management services                                       1,970
 Accrued expenses                                          1,265             41,095
                                                           1,304            $42,399
                                                       ---------        -----------
Net Assets at January 31, 1997--
 Equivalent to $13.75 per share on
 509,125,119 shares of $1 par value
 capital stock outstanding (authorized
 capital stock - 1,000,000,000 shares)                                   $7,002,389
                                                                        ===========
STATEMENT OF OPERATIONS
for the year ended December 31, 1997                 (dollars in         thousands)
Investment Income:
Income:
 Interest                                                                  $537,844
 Dividends from investment in stocks                           0                 $0

Expenses:
 Management services fee                                 $22,728
 Distribution expenses                                    16,348
 Transfer agent fee                                        4,788
 Reports to shareholders                                     420
 Registration statement and prospectus                       649
 Postage, stationery and supplies                          1,156
 Directors' fees                                              49
 Auditing and legal fees                                      45
 Custodian fee                                               293
 Taxes other than federal income tax                          79
 Other expenses                                               80             46,635
                                                       ---------        -----------
Net investment income                                                       491,209
                                                                    ===============
Realized Loss and Unrealized
 Depreciation on Investments:
Net realized loss                                                            (7,778)
Net change in unrealized appreciation
 (depreciation) on:
 Investments                                             (46,463)
 Open forward currency contracts                           1,137
                                                    ------------
  Net unrealized depreciation                                               (45,326)
                                                                    ---------------
 Net realized loss and
  unrealized depreciation
  on investments                                                            (53,104)
                                                                    ---------------
Net Increase in Net Assets Resulting                                       $438,105
 from Operations                                                    ===============




STATEMENT OF CHANGES IN NET ASSETS                   (dollars in         thousands)


                                                      Year ended       December 31,
                                                             1996               1995

Operations:
Net investment income                                   $491,209           $442,418
Net realized loss on investments                          (7,778)           (13,362)
Net unrealized change in (depreciation)
 appreciation on investments                             (45,326)           506,227
                                                       ---------        -----------
 Net increase in net assets
  resulting from operations                              438,105            935,283
                                                       ---------        -----------
Dividends and Distributions Paid to
 Shareholders:
 Dividends from net
  investment income                                     (488,959)          (438,147)
                                                       ---------        -----------
Capital Share Transactions:
Proceeds from shares sold:
 130,706,510 and 119,215,625
 shares, respectively                                  1,780,596          1,591,640
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions
 of net realized gain on investments:
 26,267,382 and 23,407,092 shares,
 respectively                                            357,426            312,925
Cost of shares repurchased:
 101,063,959 and 78,844,004
 shares, respectively                                 (1,374,955)        (1,052,675)
                                                       ---------        -----------
 Net increase in net assets
 resulting from capital share
 transactions                                            763,067            851,890
                                                       ---------        -----------
Total Increase in Net Assets                             712,213          1,349,026

Net Assets:
Beginning of year                                      6,290,176          4,941,150
                                                       ---------        -----------
End of year (including
 undistributed net investment
 income: $10,007 and $14,704
 respectively)                                        $7,002,389         $6,290,176
                                                       =========        ===========



See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. The Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks as high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

     Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available. However, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate provided by a pricing service in accordance with procedures established by the fund's officers. Short-term securities with more than 60 days remaining to maturity, including forward currency contracts, are valued at the mean of their representative quoted bid and asked prices. Where pricing service or market quotations are not readily available, securities will be valued at fair value by the Board of Directors or a committee thereof. Short-term securities with 60 days or less remaining to maturity are valued at amortized cost, which approximates market value.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends to shareholders are declared daily after determination of the fund's net asset value and paid to shareholders monthly.

     Investment securities and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities and income are calculated using the prevailing exchange rate. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $293,000 includes $241,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 1996, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $111,909,000, of which $193,356,000 related to appreciated securities and $81,447,000 related to depreciated securities. During the year ended December 31, 1996, the fund realized, on a tax basis, a net capital loss of $8,472,000 on securities transactions. Net losses related to non-U.S. currency transactions of $694,000 are reported as ordinary income for tax purposes. Dividends paid to shareholders have been reduced by $6,254,000 of non-U.S. currency losses for tax purposes. The fund has available at December 31, 1996 a net capital loss carryforward totaling $50,492,000 which may be used to offset capital gains realized during subsequent years through 2003 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities, excluding foreign currency contracts, for book and federal income tax purposes was $6,807,859,000 at December 31, 1996.

3. The fee of $22,728,0000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; 0.16% of such assets in excess of $3 billion but not exceeding $6 billion; and plus 3.00% on the first $450,000 of the fund's monthly gross investment income, and 2.25% of such income in excess of $450,000 but not exceeding $8,333,333. The Board of Directors of the fund approved a new agreement effective April 1, 1996 reducing the fee to 0.15% of average net assets in excess of $6 billion and 2.00% of monthly gross investment income in excess of $8,333,333.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1996, distribution expenses under the Plan were $16,348,000. As of December 31, 1996, accrued and unpaid distribution expenses were $1,062,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,788,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $5,534,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1996, aggregate amounts deferred and earnings thereon were $68,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of December 31, 1996, accumulated net realized loss on investments was $50,492,000 and additional paid-in capital was $6,421,875,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $2,993,510,000 and $2,606,061,000, respectively, during the year ended December 31, 1996.

     The fund purchases and sells forward currency contracts in anticipation of, or to protect itself against, fluctuations in exchange rates. The contracts are recorded in the statement of assets and liabilities at their net unrealized value; the fund's maximum potential liability in these contracts is equal to the full contract amounts. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from the possible movements in foreign exchange rates and securities values underlying these instruments. At December 31, 1996 the fund had an outstanding forward currency contract to sell non-U.S. currency as follows:



                                                                     Contract           Amount    U.S. Valuations        at 12/31/96
                                                                   ----------       ----------         ----------         ----------
                                                                                                                          Unrealized
                                                                                                                        Appreciation
Non-U.S. Currency Sales Contracts                                    Non-U.S.             U.S.             Amount     (Depreciation)

Deutsche Marks expiring 1/8/97 to 2/4/97                     DM    49,370,000      $33,774,074        $32,115,891    $1,658,183
French Francs  expiring 1/28/97 to 9/9/98                   FRF    71,260,000       12,256,066         14,238,140
(1,982,074)
Great Britain Pounds expiring 1/28/97 to 3/19/97          Pound     2,251,000        3,434,741          3,854,954
(420,213)
Swiss Francs expiring 1/28/97                               CHF       312,000          250,804            233,702        17,102
                                                                                    ----------         ----------      ----------

                                                                                   $49,715,685        $50,442,687         ($727,002)
                                                                                     =========         ==========          =========




Per-Share Data and Ratios


                                                                Year     Ended   December       31
                                                                 1996     1995       1994     1993      1992
Net asset value, beginning of year                            $13.88    $12.69     $14.45   $13.99    $13.70
                                                             -------   -------    -------  -------   -------

 Income from investment operations:
  Net investment income                                         1.02      1.05       1.05     1.09      1.15
  Net realized and unrealized gain(loss) on investments        (0.13)     1.18      (1.76)    0.84      0.34
                                                             -------   -------    -------  -------   -------
   Total from investment operations                             0.89      2.23      (0.71)    1.93      1.49
                                                             -------   -------    -------  -------   -------

 Less distributions:
  Dividends from net investment income                         (1.02)    (1.04)     (1.05)   (1.08)    (1.16)
  Distributions from net realized                                 --        --         --    (0.39)    (0.04)
                                                                  --        --         --       --        --
                                                             -------   -------    -------  -------   -------
   Total distributions                                         (1.02)    (1.04)     (1.05)   (1.47)    (1.20)
                                                             -------   -------    -------  -------   -------
Net asset value, end of year                                  $13.75    $13.88     $12.69   $14.45    $13.99
                                                             =======   =======    =======  =======   =======

Total Return*                                                  6.71%    18.25%    (5.02%)   14.14%    11.34%

Ratios/supplemental data:
 Net assets, end of year (in millions)                        $7,002    $6,290     $4,941   $5,285    $3,917
 Ratio of expenses to average net assets                        .71%      .74%       .69%     .71%      .73%
 Ratio of net income to average net assets                     7.47%     7.87%      7.77%    7.53%     8.36%
 Portfolio turnover rate                                      43.43%    43.80%     56.98%   44.68%    49.70%


* Calculated without deducting a sales charge.  The maximum sales charge is 4.75% of the fund's offering price.

Independent Auditors' Report

To the Board of Trustees and Shareholders of The Bond Fund of America, Inc.:

     We have audited the accompanying statement of assets and liabilities of The Bond Fund of America, Inc., including the schedule of portfolio investments as of December 31,1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Bond Fund of America, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Los Angeles, California
January 29, 1997

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

   (A) FINANCIAL STATEMENTS.

 Included in Prospectus - Part A
  Financial Highlights

 Included in Statement of Additional Information - Part B
  Statement of Assets and Liabilities      Notes to Financial Statements
  Statement of Operations                  Per-Share Data and Ratios
  Statement of Changes in Net Assets       Independent Auditors' Report

(B) EXHIBITS.

      1. Copy of Articles of Incorporation, Articles of Amendment to Articles of Incorporation (1974), Articles of Amendment to Articles of Incorporation
(1977) and Articles Supplementary Increasing Authorized Stock as Authorized by
Section 2-105(c) of the Maryland General Corporation Law (1996).

      2. By-laws

   3. None.

      4. Copy of specimen share certificate

      5. Copy of Investment Advisory and Service Agreement dated April 1,
1996

      6. Copy of Principal Underwriting Agreement dated April 1, 1989; form of Selling Group Agreement, Supplemental Selling Group Agreement, Bank Selling Group Agreement, Hold Harmless Agreement, and State Addendum to Selling Group Agreement

   7. None.

      8. Copy of form of Global Custody Agreement

   9. On file (see SEC file Nos. 811-2444 and 2-50700, Post-Effective Amendment No. 39 filed 2/29/96)

  10. Not applicable to this filing.

  11. Consent of Independent Auditors

  12. None.

  13. None.

     14. Copies of model plans

     15. Copy of Plan of Distribution (12b-1) dated August 17, 1989

  16. On file (see SEC file Nos. 811-2444 and 2-50700, Post-Effective Amendment No. 39 filed 2/29/96)

    17. Financial data schedule (EDGAR)

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

As of December 31, 1996


Title of Class             Number of
                           Record Holders

Capital Stock               261,073
($1.00 par value)

ITEM 27. INDEMNIFICATION.

  Registrant is a joint-insured under an Investment Advisor/Mutual fund Errors and Omissions Policy written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

  Article VIII of the Articles of Incorporation of the Fund provides that "The Corporation shall indemnify (1) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (2) its officers to the same extent it shall indemnify its directors; and (3) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940."

  Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

  Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

  Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)   (1)                            (2)                           (3)

      NAME AND PRINCIPAL             POSITIONS AND OFFICES         POSITIONS AND OFFICES
       BUSINESS ADDRESS                WITH UNDERWRITER                WITH REGISTRANT

#     David L. Abzug                  Regional Vice President      None
      5657 Lemona Avenue
      Van Nuys, CA 91411

      John A. Agar                   Regional Vice President       None
      1501 N. University Drive, Suite 227A
      Little Rock, AR 72207

      Robert B. Aprison               Vice President               None
      2983 Bryn Wood Drive
      Madison, WI 53711

S     Richard Armstrong              Assistant Vice President      None

L     William W. Bagnard             Vice President                None

      Steven L. Barnes               Senior Vice President         None
      800 Town Line Avenue South
      Suite 204
      Minneapolis, MY 55438

      Michelle A. Bergeron            Vice President               None
      4160 Gateswalk Drive
      Smyrna, GA 30080

      Joseph T. Blair                Senior Vice President         None
      27 Drumlin Road
      West Simsbury, CT  06092

      John A. Blanchard              Regional Vice President       None
      6421 Aberdeen Road
      Mission Hills, KS 66208

      Ian B. Bodell                   Senior Vice President        None
       3100 West End Ave., Suite 870
      Nashville, TN 37215

      Michael L. Brethower           Vice President                None
       108 Hagen Court
       Georgetown, TX  78628

      C. Alan Brown                  Regional Vice President       None
       4619 McPherson Avenue
       St. Louis, MO  63108

L     Daniel C. Brown                Sr. Vice President            None

H     J. Peter Burns                 Vice President                None

      Brian C. Casey                 Regional Vice President       None
      9508 Cable Drive
      Kensington, MD  20895

      Victor C. Cassato              Vice President                None
      609 W. Littleton Blvd., Suite 310
      Littleton, CO  80120

      Christopher J. Cassin          Senior Vice President         None
      111 W. Chicago Avenue, Suite G3
      Hinsdale, IL 60521

      Denise M. Cassin               Regional Vice President       None
      1301 Stoney Creek Drive
      San Ramon, CA 94538

L     Larry P. Clemmensen            Director                      None

L     Kevin G. Clifford              Director, Senior Vice President   None

      Ruth M. Collier                Vice President                None
      145 West 67th St., Ste. 12K
      New York, NY  10023

      Thomas E. Cournoyer            Vice President                None
      2333 Granada Boulevard
      Coral Gables, FL  33134

      Douglas A. Critchell           Vice President                None
      4116 Woodbine st.
      Chevy Chase, MD 20815

L     Carl D. Cutting                Vice President                None

      Dan J. Delianedis              Regional Vice President       None
      8689 Braxton Drive
      Eden Prairie, MN 55347

      Michael A. Dilella             Vice President                None
      P. O. Box 661
      Ramsey, NJ  07446

      G. Michael Dill                Senior Vice President         None
      505 E. Main Street
      Jenks, OK 74037

      Kirk D. Dodge                  Regional Vice President       None
      3034 Parkridge Drive
      Ann Arbor, MI  48103

      Peter Doran                    Senior Vice President         None
      1205 Franklin Avenue
      Garden City, NY 11530


L     Michael J. Downer              Secretary                     Vice President

      Robert W. Durbin               Vice President                None
      74 Sunny Lane
      Tiffin, OH  44883

I     Lloyd G. Edwards               Vice President                None

L     Paul H. Fieberg                Sr. Vice President            None

      John R. Fodor                  Regional Vice President       None
      15 Latisquama Road
      Southborough, MA 01772

L     Mark P. Freeman, Jr.           Director, President           None

      Clyde E. Gardner               Vice President                None
       Route 2, Box 3162
       Osage Beach, MO  65065

B     Evelyn K. Glassford            Vice President                None

      Jeffrey J. Greiner             Regional Vice President       None
       5898 Heather Glen Court
       Dublin, OH 43017

      David E. Harper                Vice President                None
       R.D. 1, Box 210, Rte 519
       Frenchtown, NJ  08825

      Ronald R. Hulsey               Regional Vice President       None
       6744 Avalon
       Dallas, TX  75214

      Robert S. Irish                Regional Vice President       None
      1225 Vista Del Mar Drive
      Delray Beach, FL 33483

L     Robert L. Johansen             Vice President, Controller    None

      Michael J. Johnston            Chairman of the Board         None
      630 Fifth Ave., 36th Floor
      New York, NY 10111-0121

      V. John Kriss                  Vice President                None
      P.O. Box 274
      Surfside, CA 90743

      Arthur J. Levine               Vice President                None
      12558 Highlands Place
      Fishers, IN  46038

B     Karl A. Lewis                  Assistant Vice President      None

      T. Blake Liberty               Regional Vice President       None
      1940 Blake St., Suite 303
      Denver, CO 80202

L     Lorin E. Liesy                 Assistant Vice President      None

*     Susan G. Lindgren              Vice President - Institutional
                                     Investment Services Division   None

S     Stella Lopez                   Vice President                None

LW    Robert W. Lovelace             Director                      None
      Stephen A. Malbasa             Regional Vice President       None
      13405 Lake Shore Blvd.
      Cleveland, OH  44110

      Steven M. Markel                Vice President               None
      5241South Race Street
      Littleton, CO 80121

L     John C. Massar                 Director, Senior Vice President   None

L     E. Lee McClennahan              Senior Vice President        None
      Laurie B. McCurdy              Regional Vice President       None
      3500 West Camino de Urania
      Tucson, AZ 85741

S     John V. McLaughlin             Senior Vice President         None

      Terry W. McNabb                Vice President                None
      2002 Barrett Station Road
      St. Louis, MO  63131

L     R. William Melinat             Vice President - Institutional   None
                                     Investment Services Division
      David R. Murray                 Vice President               None
      25701 S.E. 32nd Place
      Issaquah, WA  98027

      Stephen S. Nelson              Vice President                None
      7215 Trevor Court
      Charlotte, NC  28226

      William E. Noe                 Regional Vice President       None
      304 River Oaks Road
      Brentwood, TN 37207
      Peter A. Nyhus                 Regional Vice President       None
      3084 Wilds Ridge Court
      Prior Lake, MN 55372
      Eric P. Olson                  Regional Vice President       None
      62 Park Drive
      Glenview, IL 60025

      Fredric Phillips                Vice President               None
      32 Ridge Avenue
      Newton Centre, MA  02159

B     Candance D. Pilgrim            Assistant Vice President      None

      Carl S. Platou                 Regional Vice President       None
      4021 96th Avenue, SE
      Mercer Island, WA 98040

L     John O. Post, Jr.              Vice President                None
      Steven J. Reitman              Vice President                None
      212 The Lane
      Hinsdale, IL  60521

      Brian A. Roberts               Regional Vice President       None
      12025 Delmahoy Drive
      Charlotte, NC  28277

      George S. Ross                 Vice President                None
      55 Madison Avenue
      Morristown, NJ  07962

L     Julie D. Roth                  Vice President                None

L     James F. Rothenberg            Director                      None
      Douglas F. Rowe                Regional Vice President       None
      30309 Oak Tree Drive
      Georgetown, TX 78628

      Christopher Rowey              Regional Vice President        None
      9417 Beverlywood Street
      Los Angeles, CA 90034

      Dean B. Rydquist               Vice President                None
      1080 Bay Pointe Crossing
      Alpharetta, GA 30202

      Richard R. Samson              Vice President                None
      4604 Glencoe Avenue, No. 4
      Marina del Rey, CA  90292

      Joe D. Scarpitti               Regional Vice President       None
      31465 St. Andrews
      Westlake, OH 44145

L     Daniel B. Seivert              Assistant Vice President      None

L     R. Michael Shanahan            Director                      None

      David W. Short                 Director, Senior Vice President   None
       Suite 212, 1000 RIDC Plaza
       Pittsburgh, PA  15238-2941

L     Victor S. Sidhu                Vice President - Institutional   None
                                     Investment Services Division

      William P. Simon, Jr.          Vice President                None
      554 Canterbury Lane
      Berwyn, PA  19312

L     John C. Smith                   Vice President -             None
                                     Institutional Investment
                                     Services Division

L     Mary E. Smith                  Assistant Vice President -    None
                                     Institutional Investment
                                     Services Division

      Rodney G. Smith                 Vice President               None
      100 N. Central Expressway, Suite 1214
      Richardson, TX  75080

      Nicholas D. Spadaccini         Regional Vice President       None
      855 Markley Woods Way
      Cincinnati, OH 45230

      Daniel S. Spradling            Senior Vice President         None
      #4 West Fourth Avenue, Suite 406
      San Mateo, CA  94402

      Thomas A. Stout                Regional Vice President       None
      12913 Kendale Lane
      Bowie, MD 20715
      Craig R. Strauser              Regional Vice President       None
      17040 Summer Place
      Lake Oswego, OR 97035

      Francis N. Strazzeri           Regional Vice President       None
      31641 Saddletree Drive
      Westlake Village, CA 91361

L     Drew Taylor                    Assistant Vice President      None

S     James P. Toomey                Assistant Vice President      None

I     Christopher E. Trede           Assistant Vice President      None

      George F. Truesdail            Vice President                None
      400 Abbotsford Court
      Charlotte, NC  28270

      Scott W. Ursin-Smith           Regional Vice President       None
      606 Glenwood Avenue
      Mill Valley, CA  94941

L     David M. Ward                  Assistant Vice President -    None
                                     Institutional Investment
                                     Services Division

      Thomas E. Warren               Regional Vice President       None
       4001 Crockers Lake Blvd., #1012
      Sarasota, FL 34238

L     J. Kelly Webb Sr.              Senior Vice President, Treasurer   None

      Gregory J. Weimer               Vice President               None
      125 Surrey Drive
      Canonsburg, PA  15317

B     Timothy W. Weiss               Director                       None

SF    N. Dexter Williams             Vice President                None

      Timothy J. Wilson              Regional Vice President       None
      113 Farmview Place
      Venetia, PA  15367

B     Laura L. Wimberly              Assistant Vice President      None

H     Marshall D. Wingo Sr.          Director, Senior Vice President   None

L     Robert L. Winston              Director, Sr. Vice President   None

      William R. Yost                Regional Vice President       None
      9320 Overlook Trail
      Eden Prairie, MN  55347

      Janet M. Young                 Regional Vice President       None
      1616 Vermont
      Houston, TX  77006

      Scott D. Zambon                Regional Vice President       None
      209 Robinson Drive
      Tustin Ranch, CA 92782

____________
L Business Address, 333 South Hope Street, Los Angeles, CA  90071

LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025

SF Business Address, One Market Plaza, Steuart Towers, Suite 1800, San Francisco, CA 94111

B Business Address, 135 South State College Boulevard, Brea, CA  92821

S Business Address, 8000 IH-10, Suite 1400, San Antonio, TX  78230

H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513

I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN  46240

(c) None.

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los
Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the Fund's accounting department, 135 South State College Blvd., Brea, CA 92821.

  Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92821, 8000 IH-10 Suite 1400, San Antonio, TX 78230, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23514.

  Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York, 10081.

ITEM 31.  MANAGEMENT SERVICES.

  None.

ITEM 32.  UNDERTAKINGS.

  As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 26th day of February, 1997.

                                THE BOND FUND OF AMERICA, INC.
                                By /s/ Paul G. Haaga, Jr.
                                (Paul G. Haaga, Jr., Chairman of the Board)
 Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on February 26, 1997, by the following persons in the capacities indicated.

 SIGNATURE     TITLE

(1) Principal Executive Officer:
 /s/ Abner D. Goldstine                 President and Director
    (Abner D. Goldstine)

(2) Principal Financial Officer and
 Principal Accounting Officer:
 /s/ Anthony W. Hynes, Jr.              Treasurer
       (Anthony W. Hynes, Jr.)

(3) Directors:
 H. Frederick Christie*                 Director
 Don R. Conlan*                         Director
 Diane C. Creel*                        Director
 Martin Fenton, Jr.*                    Director
 Leonard R. Fuller*                     Director
 /s/ Abner D. Goldstine                 President and Director
    (Abner D. Goldstine)
 /s/ Paul G. Haaga, Jr.                 Chairman of the Board
    (Paul G. Haaga, Jr.)
 Herbert Hoover III*                    Director
 Richard G. Newman*                     Director
 Peter C. Valli*                        Director



*By  /s/ Julie F. Williams
 Julie F. Williams, Attorney-in-Fact